                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                              (Amendment No.     )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/  Preliminary Proxy Statement
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                       NATIONAL SEMICONDUCTOR CORPORATION
- -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- -------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ /  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

          ---------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

     1)   Amount Previously Paid:

          -------------------------------------------------------

     2)   Form, Schedule or Registration Statement No:

          -------------------------------------------------------

     3)   Filing Party:

          -------------------------------------------------------

     4)   Date Filed:
          -------------------------------------------------------

    [LOGO]

                       NATIONAL SEMICONDUCTOR CORPORATION
                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 30, 1994

    NOTICE is hereby given that the Annual Meeting of Stockholders of NATIONAL SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), will be held at 9:00 A.M., California time, on September 30, 1994, in the Hall of Cities Room of the Santa Clara Marriott Hotel, 2700 Mission College Boulevard, Santa Clara, California, for the following purposes:

    1. To elect a Board of eight Directors. If the amendment to the Company's By-Laws to create a classified Board is approved by shareholders, the directors will be elected to a classified Board, with 3 directors being elected for a term of one year, 2 directors being elected for a term of two years, and 3 directors being elected for a term of three years. In the event such proposal is not approved, all eight directors will be elected for a term of one year;

    2. To amend Article Fourth of the Company's Certificate of Incorporation to increase the authorized Common Stock of the Company from 200,000,000 shares to 300,000,000 shares;

    3. To approve an amendment to the Company's By-Laws to provide for the classification of the Company's Board of Directors into three classes;

    4. To approve the adoption of the amended and restated Employees Stock Purchase Plan;

    5. To approve the adoption of the Global Employees Stock Purchase Plan;

    6. To approve the adoption of the amended and restated Stock Option Plan;

    7. To approve the adoption of the Executive Officer Incentive Plan; and

    8. To transact such other business as may properly come before such meeting or any adjournments thereof.

    The record date for the meeting is the close of business on August 5, 1994 and only the holders of Common Stock of the Company on that date will be entitled to vote at such meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          JOHN M. CLARK III
                                          SECRETARY

August 15, 1994
                        PLEASE RETURN YOUR SIGNED PROXY

PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

    [LOGO]

                       NATIONAL SEMICONDUCTOR CORPORATION
                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090

          PROXY STATEMENT FOR THE 1994 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 30, 1994

                     SOLICITATION OF PROXY AND REVOCABILITY

    This Proxy Statement is furnished to stockholders of NATIONAL SEMICONDUCTOR CORPORATION (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 1994 Annual Meeting of Stockholders of the Company to be held on September 30, 1994 or any adjournments thereof. Proxies in the form enclosed, which are properly executed by stockholders, returned to management, and not revoked, will be voted at such meeting and, where specification is made on the ballot, will be so voted.
Proxies received without specification, unless revoked, will be voted for management's proposals.

    Any person giving a proxy in the form accompanying this statement has the power to revoke it at any time prior to its exercise. A proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the meeting and the election to vote in person.

    The  Company  will  bear  the entire  cost  of  solicitation,  including the preparation, assembly, printing and mailing of this Proxy Statement, the proxies, and any additional material which may be furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians to forward to beneficial owners of stock held in their names. Proxies may be solicited by directors, officers, or regular employees of the Company in person or by telephone or telegraph. The Company has retained D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, to assist in the solicitation of proxies from brokers and nominees for a fee of approximately $12,500 plus out-of-pocket expenses, and The First National Bank of Boston, P.O. Box 1628, Boston, Massachusetts 02105-9903 to assist in the counting of proxies for a fee of approximately $3,600 plus out-of-pocket expenses. August 15, 1994 is the approximate date this Proxy Statement and accompanying proxy first will be sent to stockholders of the Company.

                             ELECTION OF DIRECTORS

    It is recommended that the Board of Directors for the ensuing year consist of the eight directors who presently constitute the Board. Contingent upon the approval at this meeting of the amendment to the Company's By-Laws to create a classified Board, three directors will be elected for a one year term expiring in 1995 (Class I), two directors will be elected for a two year term expiring in 1996 (Class II) and three directors will be elected for a three year term expiring in 1997 (Class III), in each case for such term or until his respective successor is elected and qualified. If the proposed By-Laws amendment is not approved, all directors elected at the meeting will be elected to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or unwilling to serve as a director.

    The following table indicates the age, principal occupation or employment of each nominee, the year in which each nominee became a director of the Company, and the class to which the director is proposed to be elected.

                                                                                                           DIRECTOR
          NOMINEE                     PRINCIPAL OCCUPATION DURING LAST FIVE YEARS                AGE         SINCE       CLASS
- ---------------------------  --------------------------------------------------------------      ---      -----------  ---------
Peter J. Sprague...........  Chairman of the Board of the Company and private venture                55         1965      III
                               financier(1)
Gilbert F. Amelio..........  President and Chief Executive Officer of the Company(2)                 51         1991       I
Gary P. Arnold.............  Chairman, President and Chief Executive Officer of Analogy,             53         1989      III
                               Inc.(3)
Robert Beshar..............  Attorney -- self-employed                                               66         1972       I
Modesto A. Maidique........  President, Florida International University(4)                          54         1993       I
J. Tracy O'Rourke..........  Chairman and Chief Executive Officer of Varian Associates,              59         1992      II
                               Inc.(5)
Charles E. Sporck..........  President and Chief Executive and Operating Officer of the              66         1967      II
                               Company(6)
Donald E. Weeden...........  Chief Executive of Weeden & Co., L.P., security dealers(7)              64         1962      III

- --------------
(1) Mr. Sprague is a director of Pantepec International, Inc., VideOcart, Inc., and Software Professionals Inc.
(2) Mr. Amelio joined the Company in February 1991. Prior to joining the Company, he was President of Rockwell Communication Systems, a subsidiary of Rockwell International Corporation which he joined in 1983 as President of its Semiconductor Products Division. Mr. Amelio is a director of Chiron Corporation.
(3) Mr. Arnold was Vice President and Chief Financial Officer of Tektronix, Inc. until October, 1992. Mr. Arnold served as Vice President, Finance and Assistant Secretary of the Company until April 1990. Mr. Arnold is a director of Aldus Corporation.
(4)   Mr. Maidique is a director of Carnival Corporation.
(5) Mr. O'Rourke was Executive Vice President and Chief Operating Officer of Rockwell International Corporation until February 1990. Mr. O'Rourke is a director of Varian Associates, Inc. and General Instrument Corporation.
(6)   Mr. Sporck retired from the Company in June 1991.
(7)   Mr.  Weeden is a  director of UAS  Automation Systems, Inc.  and JMC Group
      Inc.

COMMITTEES AND MEETINGS OF BOARD OF DIRECTORS

    During fiscal year 1994, the Board of Directors held eight meetings and acted three times by consent without a meeting. All nominees for director attended more than 75% of the aggregate number of meetings of the Board and committees of the Board on which they served during the year.

    During fiscal 1994, the Audit Committee of the Board met three times. This committee has the responsibility to review and approve the scope of the annual audit; to recommend to the Board the appointment of the independent public accountants; to interview the independent public accountants for review and analysis of the Company's financial staff, systems, and adequacy of controls; and to review any non-audit services of the independent public accountants. Current members of the Audit Committee are Messrs. Arnold, Beshar and Weeden.

    The Stock Option and Compensation Committee of the Board, which held five meetings during fiscal 1994, has the responsibility for administering the Company's various stock option plans, reviewing and evaluating the Company's compensation programs and plans, and establishing and administering the compensation policy and executive pay programs of the Company for the Company's executive officers, including setting compensation, base salary, bonuses and other incentive awards. This committee also has the responsibility to make recommendations to the Board concerning amendments to the stock option and certain other compensation plans and, in certain instances, to make amendments to such plans. The current members of this committee are Messrs. Arnold, Beshar, Maidique, O'Rourke and Sprague.

    The Nominating Committee of the Board, which held no formal meetings during fiscal 1994, has the responsibility to make recommendations to the Board with respect to nominees to be designated by the Board for election as directors. The members of this committee are Messrs. Maidique, O'Rourke, Sporck and Sprague. Any stockholder who wishes to recommend a prospective nominee for the Board for the Nominating Committee's consideration may write: Gilbert F. Amelio, President and CEO, National Semiconductor Corporation, 1090 Kifer Road, M/S 16-100, Sunnyvale, CA 94086-3737.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Arnold was formerly Vice President, Finance and Chief Financial Officer of the Company until his resignation from the Company in April 1990. Mr. Beshar served as Secretary to the Board of Directors from 1965 to 1971.

    As of August 1, 1994, Mr. Sprague is indebted to the Company in the total amount of $482,120.78 (including interest) as a result of loans in the total principal amount of $596,417.00 made to Mr. Sprague on October 27, 1987, July 20, 1988 and March 7, 1989. Interest charged on the loans is the prime interest rate quoted by Chase Manhattan Bank plus one percent (1%). During the fiscal year, the highest amount outstanding on the loans was $527,330.65 (including interest). As security for the loans, Mr. Sprague has pledged certain stock held by him in a privately held company.

    The Company has entered into a License Agreement with Wave Systems Corporation ("Wave") providing for the cross licensing of certain technologies and intellectual property rights and joint development efforts. Mr. Sprague is a director and Chief Executive Officer of Wave and owns 20.28% of the total issued and outstanding stock of Wave. Other members of the Board also own a percentage of Wave's issued and outstanding stock as follows: Mr. Arnold: 0.65%; Mr.
Sporck: 0.17%; and Mr. Weeden: 2.6%. No monies were exchanged between the Company and Wave during fiscal 1994.

CERTAIN TRANSACTIONS AND RELATIONS

    Gilbert F. Amelio, a director and President and CEO of the Company, owns an airplane which is used for Company business travel. During fiscal 1993 and for part of fiscal 1994, the Company had an agreement with Mr. Amelio reimbursing him for his authorized business use of the airplane. The Company made payments totalling $54,179 and $21,072 during fiscal years 1993 and 1994 respectively under this agreement. During fiscal 1994, the Company entered into a new agreement with Mr. Amelio allowing use of the airplane on Company business by employees other than Mr. Amelio. Under the terms of this agreement, the Company is responsible for all direct costs associated with the operation of the airplane and pays an hourly rental fee to Mr. Amelio when the airplane is used on authorized Company business, whether by Mr. Amelio or others. The Company also employs pilots for the airplane which it owns, and these pilots devote a portion of their time to Mr. Amelio's airplane. Mr. Amelio also reimburses the Company for costs and expenses paid by the Company that are allocable to his personal use of the airplane. Under the revised 1994 agreement, payments by the Company to Mr. Amelio totalled $102,997 and payments by Mr. Amelio to the
Company totalled $25,830. The Company considers the arrangement to be economically beneficial to it.

    As of August 1, 1994, Gilbert F. Amelio is indebted to the Company in the total amount of $400,000.00 (including interest) as a result of advances made to Mr. Amelio on February 15, 1991 and April 11, 1991 to facilitate the purchase of his personal residence in California. The highest amount outstanding during the fiscal year was $470,268.18 (including interest). Until sale of his prior Texas residence in April 1992, the advances were evidenced by an interest free note and deed of trust executed in favor of the Company on his prior residence. Upon sale of the residence, the prior note was replaced with a promissory note in the principal amount of $450,000 bearing simple interest at the rate of seven percent (7%).

DIRECTOR COMPENSATION

    Each non-employee director receives an annual fee of $20,000, $1,000 for each Board meeting attended, $500 for each committee meeting attended, and $1,000 for each committee meeting attended and not held in conjunction with a regularly scheduled Board meeting. In addition, each director is reimbursed for expenses incurred in connection with these meetings. During fiscal 1994, Mr. Sprague, Chairman of the Board, received an additional chairman's fee of $75,000 and Mr. Beshar received an additional fee of $12,000 for legal services provided to the Board.

    Under the Director Stock Plan, non-employee directors automatically receive 1,000 shares of the Company's Common Stock (i) upon their date of appointment to the Board; and (ii) on the date of each subsequent reelection to the Board by the stockholders. During fiscal 1994, non-employee directors each were issued 1,000 shares of the Company's Common Stock on October 1, 1993.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10 percent of the Company's Common Stock are subject to reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, which require them to file reports with respect to their ownership of and transactions in the Company's securities, and furnish the Company copies of all such reports they file. Based upon the copies of those reports furnished to the Company, and written representations that no other reports were required to be filed, the Company believes that all reporting requirements under Section 16(a) for the fiscal year ended May 29, 1994 were met in a timely manner by its executive officers, Board members and greater than 10 percent stockholders with the exception of the late filing by Mr. Maidique, a director of the Company, of one Form 4 reporting the purchase of Common Stock and the late filing by Mr. Clark, Senior Vice President, General Counsel and Secretary of the Company, of one Form 4 reporting the automatic purchase of Common Stock under the Company's Employees Stock Purchase Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED HEREIN. UNLESS INDICATED OTHERWISE ON THE PROXY, THE SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF SUCH NOMINEES. IN ORDER TO BE ELECTED, A NOMINEE FOR DIRECTOR MUST BE APPROVED BY THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE SHARES PRESENT AND ENTITLED TO VOTE.

                        SECURITY OWNERSHIP OF MANAGEMENT

    The following tables set forth the beneficial ownership of each class of equity securities of the Company as of June 26, 1994 by each director and nominee, the chief executive officer and the four other most highly compensated executive officers, and all directors and executive officers as a group:

COMMON STOCK

                                                                        AMOUNT AND NATURE OF   PERCENT OF
NAME OF BENEFICIAL OWNER                                                BENEFICIAL OWNERSHIP      CLASS
- ----------------------------------------------------------------------  --------------------  -------------
Peter J. Sprague......................................................          9,713(1)            *
Gilbert F. Amelio.....................................................        204,659(2)            *
Gary P. Arnold........................................................          2,000               *
Robert Beshar.........................................................        138,260(3)            *
Modesto A. Maidique...................................................          3,000               *
J. Tracy O'Rourke.....................................................          2,500               *
Charles E. Sporck.....................................................        691,594(4)            *
Donald E. Weeden......................................................          2,500(5)            *
Richard M. Beyer......................................................          6,143(6)            *
R. Thomas Odell.......................................................         40,041(7)            *
Kirk P. Pond..........................................................         62,883(8)            *
George M. Scalise.....................................................         24,520(9)            *
All directors and executive officers as a group.......................      1,499,215(10)            1.22

- --------------
*     Less than 1 percent

(1)   Includes 3,000 shares owned by Mr. Sprague's wife.

(2) Includes 191,250 shares which Mr. Amelio has the right to acquire within 60 days through the exercise of stock options and 194 shares owned by a trust of which Mr. Amelio is a beneficiary.

(3) Includes 24,510 shares owned by Mr. Beshar's adult children in respect of which Mr. Beshar disclaims beneficial ownership.

(4) Includes 7700 shares owned by Mr. Sporck's adult children in respect of which Mr. Sporck disclaims beneficial ownership and 450,000 shares which Mr. Sporck has the right to acquire within 60 days through the exercise of stock options.

(5)   Includes 500 shares held by a trust of which Mr. Weeden is a beneficiary.

(6) Includes 143 shares held by a trust of which Mr. Beyer is a beneficiary and 6,000 shares which Mr. Beyer has the right to acquire within 60 days through the exercise of stock options.

(7) Includes 96 shares owned by Mr. Odell's minor children, 1701 shares owned by a trust of which Mr. Odell is a beneficiary and 33,325 shares which Mr. Odell has the right to acquire within 60 days through the exercise of stock options.

(8) Includes 16,809 shares owned by Mr. Pond's wife, 324 shares held by a trust of which Mr. Pond is a beneficiary and 45,750 shares which Mr. Pond has the right to acquire within 60 days through the exercise of stock options.

(9) Includes 192 shares owned by a trust of which Mr. Scalise is a beneficiary and 8,500 shares which Mr. Scalise has the right to acquire within 60 days through the exercise of stock options.

(10) Includes 20,339 shares owned by spouses and minor children, 32,210 shares owned by adult children in respect of which beneficial ownership is disclaimed, 14,461 shares owned by trusts of which the officer and/or director is a beneficiary and 1,008,875 shares which can be acquired within 60 days through the exercise of stock options.

PREFERRED STOCK

    No members of management own any of the Company's preferred stock.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries, to or on behalf of the Company' Chief Executive Officer and each of the four most highly compensated executive officers of the Company (hereinafter referred to as the named executive officers) for the last three fiscal years ended May 31, 1992, May 30, 1993 and May 29, 1994:

                         SUMMARY COMPENSATION TABLE(1)

                                                                                             LONG TERM
                                                                                           COMPENSATION
                                                                                           -------------
                                                         ANNUAL COMPENSATION                  AWARDS
                                            ---------------------------------------------  -------------
                                                                          OTHER ANNUAL        OPTIONS         ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR      SALARY($)     BONUS($)     COMPENSATION(2)(3)     (#S)(4)     COMPENSATION(2)(5)
- ----------------------------  ------------  ----------  -------------  ------------------  -------------  ------------------
Gilbert F. Amelio                  1994     $  649,847  $  792,015                              40,000        $   49,704
 President and CEO                 1993        569,539     792,000         $  529,329           65,000            32,735
                                   1992        511,539     299,511                             150,000
Richard M. Beyer                   1994        280,292     337,505(6)         211,793           10,000            19,671
 President, Communications         1993         81,731     150,000             44,732           24,000             4,430
 and Computing Group               1992(7)
R. Thomas Odell                    1994        260,510     263,009                               6,500            14,264
 President, Standard               1993        254,821     250,000                              12,000             9,563
 Products Group                    1992        239,252     125,772                              27,500
Kirk P. Pond                       1994        310,199     400,000                              10,000            26,302
 Executive Vice President          1993        295,587     300,000                              15,000            15,664
 and Chief Operating Officer       1992        274,516     144,955                              96,000
George M. Scalise                  1994        254,085     265,009                               7,500            33,435
 Senior Vice President and         1993        239,338     240,000                              14,000            24,187
 Chief Administrative              1992        156,289      63,214                              30,000
 Officer

- --------------
(1)   As to the columns omitted, the answer is none.

(2) Pursuant to Release Nos. 33-6962 and 34-31327 issued by the Securities and Exchange Commission on October 21, 1992, "Other Annual Compensation" and "All Other Compensation" are not reported for fiscal 1992.

(3) In 1994, for Mr. Beyer includes $86,291 reimbursed for the payment of taxes, and $125,502 paid in connection with relocation. In 1993, for Mr. Amelio, includes $209,480 reimbursed for the payment of taxes, and
      $319,849 paid in connection with relocation, and for Mr. Beyer, $44,732 reimbursed for the payment of taxes. Where no amount is given, the dollar value of perquisites paid to each of the named executive officers does not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

(4) Options granted under the Stock Option Plan, as amended. Excludes options granted under the Employees Stock Purchase Plan.

(5) For 1994, represents (i) contributions and allocations to the Company's defined contribution retirement plans of $29,973 for Mr. Amelio, $16,879 for Mr. Beyer, $10,540 for Mr. Odell, $18,550 for Mr. Pond and $16,098 for
      Mr. Scalise and (ii) value of life insurance premiums paid by the Company for term life insurance of $19,731 for Mr. Amelio, $2,792 for Mr. Beyer, $3,724 for Mr. Odell, $7,752 for Mr. Pond and $17,337 for Mr. Scalise. For
      1993, represents (i) contributions and allocations to the Company's defined contribution retirement plans of $12,875 for Mr. Amelio, $2,288 for Mr. Beyer, $5,933 for Mr. Odell, $8,212 for Mr. Pond and $7,369 for
      Mr. Scalise and (ii) value of insurance premiums paid by the Company for term life insurance of $19,860 for Mr. Amelio, $2,142 for Mr. Beyer, $3,630 for Mr. Odell, $7,452 for Mr. Pond and $16,818 for Mr. Scalise.

(6) For 1994, includes $50,000 bonus paid on relocation, and for 1993, includes $50,000 sign-on bonus.

(7)   Mr. Beyer joined the Company in fiscal 1993.

STOCK OPTIONS

    The following table contains information concerning the grant of stock options in fiscal 1994 to the named executive officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

INDIVIDUAL GRANTS

                                                                % OF TOTAL OPTIONS
                                                     OPTIONS        GRANTED TO       EXERCISE OR               GRANT DATE
                                                     GRANTED    EMPLOYEES IN FISCAL  BASE PRICE   EXPIRATION  PRESENT VALUE
NAME                                                 (#)(1)           YEAR(2)         ($/SH)(3)      DATE        ($)(4)
- -------------------------------------------------  -----------  -------------------  -----------  ----------  -------------
Gilbert F. Amelio................................      40,000             1.73        $   20.50    9/30/03     $   519,552
Richard M. Beyer.................................      10,000              .43            20.50    9/30/03         129,888
R. Thomas Odell..................................       6,500              .28            20.50    9/30/03          84,427
Kirk P. Pond.....................................      10,000              .43            20.50    9/30/03         129,888
George M. Scalise................................       7,500              .33            20.50    9/30/03          97,416

- --------------
(1) Options granted under the Stock Option Plan during fiscal 1994. Options are granted at fair market value at date of grant exercisable in a series of four equal and successive annual installments over the optionee's period of service with the Company, measured from the grant date, with the first installment exercisable one year from the grant date. Each option has a maximum term of ten years and one day, subject to earlier termination in the event of the optionee's termination of employment with the Company. Does not include options granted under the Company's Employees Stock Purchase Plan.

(2) A total of 2,311,000 options were granted to employees, including executive officers, during fiscal 1994.

(3) The exercise price may be paid in cash, in shares of common stock valued at fair market value on the exercise date or in a combination of cash and stock. The Stock Option and Compensation Committee (the "Committee") may permit payment of all or part of applicable withholding taxes due upon exercise of the option by withholding of shares, valued at the fair market value of the Company's Common Stock on the date of exercise, otherwise issuable upon exercise of the option. The Committee may also grant options in exchange for the cancellation of options previously granted and the purchase price of shares subject to such new options, which will be as determined by the Committee, may be lower than the exercise price of the cancelled options.

(4) Represents grant date valuation computed under the Black-Scholes option pricing model adapted for use in valuing stock options. The actual value, if any, that may be realized will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there can be no assurance that the value realized will be at or near the value estimated by the Black-Scholes model. Grant date values were determined based in part on the following assumptions: risk free rate of return of 7%, no dividend yield, time of exercise of ten years, discount for vesting restrictions of 3% per year, and annualized volatility of 46% (based on historical stock prices for five years preceding the grant date).

OPTION EXERCISES

    The following table provides information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year:

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION VALUES(1)

                                                                         NUMBER OF
                                                                        UNEXERCISED       VALUE OF UNEXERCISED
                                                                        OPTIONS AT        IN-THE-MONEY OPTIONS
                                                                        FY-END (#)          AT FY-END ($)(3)
                                                          VALUE      -----------------  ------------------------
                                     SHARES ACQUIRED    REALIZED       EXERCISABLE/           EXERCISABLE/
NAME                                 ON EXERCISE (#)     ($)(2)        UNEXERCISABLE         UNEXERCISABLE
- -----------------------------------  ---------------  -------------  -----------------  ------------------------
Gilbert F. Amelio..................       200,000      $ 2,775,000    191,250/263,750     $2,073,281/2,228,594
Richard M. Beyer...................             0                      6,000/28,000          42,750/128,250
R. Thomas Odell....................        75,900        1,164,113     33,325/60,075        460,403/666,434
Kirk P. Pond.......................        50,000        1,118,750     45,750/65,250        846,375/671,656
George M. Scalise..................             0                      18,500/33,000        342,250/610,500

- --------------
(1) Excludes any shares that can be acquired under the Company's Employees Stock Purchase Plan.

(2) Market value of the underlying shares based on the opening price of the Company's Common Stock on the date of exercise less the exercise price.

(3) Represents the difference between $18.50, the market price of the Company's Common Stock at fiscal year end, and the exercise price.

LONG TERM INCENTIVE PLANS

    The following table provides information with respect to the named executive officers concerning awards made under the Company's Performance Award Plan, the Company's only plan for long term incentive compensation during fiscal 1994. The Performance Award Plan was adopted during fiscal 1993 and to date no payouts have been made under the plan.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                                     PERFORMANCE
                                                                      OR OTHER         ESTIMATED FUTURE PAYOUTS
                                                                       PERIOD               UNDER NON-STOCK
                                                       NUMBER OF        UNTIL            PRICE-BASED PLANS(3)
                                                     SHARES, UNITS   MATURATION   -----------------------------------
                                                    OR OTHER RIGHTS      OR        THRESHOLD    TARGET      MAXIMUM
NAME                                                    (#)(1)        PAYOUT(2)       (#)         (#)         (#)
- --------------------------------------------------  ---------------  -----------  -----------  ---------  -----------
Gilbert F. Amelio.................................        40,000      3-5 years        4,000      40,000      80,000
Richard M. Beyer..................................         9,500      3-5 years          950       9,500      19,000
R. Thomas Odell...................................         8,500      3-5 years          850       8,500      17,000
Kirk P. Pond......................................        10,000      3-5 years        1,000      10,000      20,000
George M. Scalise.................................         8,500      3-5 years          850       8,500      17,000

- --------------
(1)   Denominated in Performance Award Plan units.

(2) The Performance Award Plan cycle runs from three to five fiscal years depending on achievement of target goals.

(3) Payouts of awards are tied to achieving specified levels on both return on equity and increases in size of equity. The target amount will be earned if 100% of the targeted return on equity and increase in size of equity is achieved. The threshold amount will be earned at achievement of 80% of the targeted return and increase in size of equity and the maximum amount will be earned at achievement of 200% of the targeted return and increase in size of equity. Estimated future payouts are shown in number of Performance Award Plan units that would be awarded if the threshold, target or maximum levels were achieved; the dollar value of any award will be based on the average fair market value of the Company's Common Stock at the time awards are actually determined.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    The Company has traditionally not used employment contracts for its executive officers or entered into special compensatory plans or arrangements for compensation of executive officers upon termination of employment or change in control of the Company. Upon termination of employment, executive officers are entitled to receive the same benefits as any other terminating employee, including payment of accrued vacation. Executive officers whose employment is terminated by the Company by reason of lay-off have received under Company practice salary and benefits for six months to one year after the date of lay-off. In addition, directors, the president and other officers at the vice president or higher level appointed by the Board who retire from the Company may continue to participate in the Company's group medical and dental plans after retirement. As of the fiscal year ended May 29, 1994, six retired officers were participants. Amounts paid by the Company under this program during fiscal 1994 total $48,842.

    The Board has adopted a retirement policy for members of the Board of Directors providing for the payment of the annual director's fee for a period of one half of the number of years the director served on the Board. Pursuant to that policy, the Company entered into a consulting agreement during fiscal year 1994 with Harry H. Wetzel, who retired from the Board at the 1993 Annual Meeting, providing for the payment of $20,000 per year for eight years.

               STOCK OPTION AND COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

    The Stock Option and Compensation Committee (the "Committee") of the Board of Directors has furnished the following report on executive compensation:

    COMPENSATION PHILOSOPHY

    Under the supervision of the Stock Option and Compensation Committee of the Board of Directors, the Company has implemented compensation policies, plans and programs designed to enhance the profitability of the Company and stockholder value by closely aligning the financial interests of the Company's senior managers with those of its stockholders. As a general rule, base salaries are set at levels competitive to the semiconductor industry with increases thereafter determined primarily by individual performance. Annual and longer term incentive compensation programs are used to attract and retain executive officers and other key employees and to motivate them to perform to the full extent of their ability. Both types of incentive compensation are variable and closely related to corporate, business unit and individual performance in a manner that is intended to encourage a continuing focus on profitability and stockholder value.

    In evaluating the performance and setting the incentive compensation of the Company's executive officers, the Committee has taken particular note of management's strategic repositioning of the Company, restructuring of the Company through consolidation of worldwide manufacturing capacity, and redirection of the Company's focus and objectives. The Committee has also taken into account management's commitment to the long term success of the Company through development of a vision for the Company and improvements in metrics used for guiding critical business decisions, new product development programs, strategic planning processes, focused research and development spending, and expanded employee training.

    Based on its evaluation of these factors, the Committee believes that the executive management of the Company is dedicated to achieving and maintaining significant improvements in long term financial performance and that the compensation policies, plans and programs the Company has implemented have contributed and will contribute to achieving the desired management focus.

    Compensation for each of the officers identified in the proxy statement ("Named Officers"), as well as other individuals designated by the Board as officers subject to Section 16 of the Securities and Exchange Act of 1934 ("Exchange Act") ("Executive Officers"), consists of a base salary and annual and long-term incentive compensation. The base salaries are fixed at levels competitive to those paid to senior executives with comparable qualifications, experience and responsibilities at other large companies in the semiconductor industry. Along with all other employees, Executive Officers are reviewed once a year at the end of the fiscal year and annual salary increases are made based on individual performance and management responsibilities. Annual and longer-term incentive compensation is more variable and closely tied to the Company's success in achieving significant performance goals for the fiscal years in question. With the exception of stock options, incentives paid in the past are not considered in measuring current incentive performance. More specific information on each of these compensation elements follows.

    SALARIES

    At the end of each fiscal year, all Executive Officers (excluding Mr. Amelio, President and CEO) are reviewed by Mr. Amelio and, where applicable, their manager using the same review standards applied to all employees in the Company. The review made in fiscal 1994 for performance in fiscal year 1993 covered results achieved on specific performance objectives, and evaluation of position performance characteristics and peer, subordinate and internal customer feedback. Specific performance objectives vary depending on the Executive Officer's position and responsibilities (i.e., an operations manager may be given an objective of achieving a certain profit target for the manager's business unit operation while the chief financial officer may be given an objective of implementing certain financial control systems). Position performance characteristics reviewed in fiscal 1994 included technical/functional skills; execution/productivity; customer focus/ quality; communications/interpersonal skills; team participation; innovation/problem solving; and leadership/employee development, with each position performance characteristic weighted equally. The Executive Officer's manager then makes a recommendation as to salary, including salary increases, based on the manager's performance judgment. The Committee reviews independently these recommendations and approves, with any modifications it deems appropriate, the annual salary, including salary increases, for the Executive Officers (other than Mr. Amelio). Industry, peer group and national survey results may also be factored into salary determinations, particularly for Executive Officers who are new to their positions, but the Committee has not considered them to be the principal factors in setting salaries for the Executive Officers.

    With respect to Mr. Amelio, the Committee reviews and fixes the base salary of Mr. Amelio separately based on the Committee's assessment of his performance and its expectations as to his future contributions in leading the Company and its businesses. Competitive compensation data is considered a primary factor in setting Mr. Amelio's salary. No base salary increase was given to Mr. Amelio during fiscal year 1994. An increase of 20% was, however, given to Mr. Amelio in fiscal 1993. That salary increase was intended to bring his total cash compensation (based on salary and expected incentives) to what was perceived to be the middle of the range for chief executive officer compensation for semiconductor manufacturers of comparable size (a group that is substantially similar to the semiconductor manufacturers included in the peer group line in the stock performance graph). The Committee will next review Mr. Amelio's salary during fiscal 1995 in conjunction with the review process performed after the end of fiscal year 1994.

INCENTIVE COMPENSATION

    KEY EMPLOYEE INCENTIVE PLAN

    Annual incentive compensation for fiscal 1994 was awarded under the Key Employee Incentive Plan ("KEIP") which was first adopted by the Company in fiscal 1992. Under the KEIP, incentive awards are calculated at the end of the fiscal year, with the amount of the award based upon achievement of corporate and business unit financial performance measures and upon accomplishments of specific strategic and management objectives. Participants include Executive Officers as well as other key employees of the Company. At the beginning of the fiscal year, the Committee reviewed and approved, making such modifications as it deemed necessary, the recommendations of Mr. Amelio and the Company's finance department for: (i) overall financial performance measures applicable to all KEIP participants, including Executive Officers; (ii) the strategic and management goals of the Company's Executive Officers which, to foster teamwork, were the same for all Executive Officers; and (iii) the specific weights assigned to the Executive Officers' financial, strategic and management goals. Financial goals for fiscal 1994 were based on the Company's return on net assets (profit before income tax and average net assets, with performance measured against targets set for the end of each fiscal half and the end of the fiscal year) and the weight assigned to financial goals was 60% of the total weight. Strategic and management goals came from each of the

Company's six critical business issues. Strategic goals assigned to all Executive Officers included, inter alia, improvements in customer satisfaction, execution of a global logistics program, reductions in the number of product offerings and quality accidents, implementation of an image campaign, and creation of a tool package for profitability analysis. Management goals assigned to all Executive Officers included, inter alia, improvements in the management ratio, improvements in delivery performance, use of new product review and research and development tracking systems in all businesses, achievement of payroll and asset productivity goals, and management of the breakeven point as a percentage of sales. Strategic goals accounted for 25% of the total weight, and management goals accounted for 15% of the total weight. The Committee also set target incentive levels, which established the expected value, as a percentage of base salary, of a KEIP award at a performance rating of 100%. Actual awards can range from 0% to 200% of the target incentive. At the end of the fiscal year, the Committee reviewed the performance of the Executive Officers (including Mr. Amelio) against the collective goals, and the results of this review process were used by the Committee to determine the total performance score, which was the same for each Executive Officer, including Mr. Amelio. The Committee also took into account, making such adjustments as it deemed necessary, Mr. Amelio's recommendations for discretionary increases and decreases in the actual amount awarded each Executive Officer to reflect assessment of individual performances during the fiscal year.

    Mr. Amelio's management and strategic goals were the same as those for all the other Executive Officers. In determining Mr. Amelio's KEIP award for fiscal 1994, in addition to its assessment of the performance of all of the Executive Officers against the specific goals, the Committee considered its own evaluation of the performance of Mr. Amelio and the Company during the year. In fiscal 1994, the Company earned $264.0 million on revenues of $2295.4 million, a continued and substantial improvement in net income compared to the $130.3 earned in fiscal 1993 on revenues of $2013.7 million. The Committee believes that the continued improvement is in large part a direct result of the actions taken by Mr. Amelio and the Executive Officers to focus their management of the Company on achieving and maintaining significant improvement in long-term financial performance.

    The KEIP awards for fiscal 1994 (which appear as "Bonus" in the Summary Compensation Table) were established by the Committee at the same percentage of the target incentive for each Executive Officer, including Mr. Amelio, reflecting the performance of the Executive Officers on the strategic and management goals, as well as the Committee's evaluation of the Company's performance against the financial goals established at the beginning of the year. Discretionary increases and decreases were then added to the actual amount awarded to reflect individual performance evaluations. This approach of setting the same goals and awarding the same performance ratings for all the Executive Officers was specifically designed to encourage teamwork among the Executive Officers by cutting across functional lines to focus on overall corporate success. The Committee also believes that it serves as a useful tool for measuring Mr. Amelio's management skills.

    PERFORMANCE AWARD PLAN

    The Performance Award Plan ("Performance Plan") was adopted during fiscal 1993. The Performance Plan provides for the award of stock and/or cash based on performance units assigned to participants at the start of Performance Plan cycles running from three to five fiscal years and the achievement of performance goals during that cycle. The Committee is responsible for the administration of the Performance Plan. For fiscal 1994 and based on the recommendations of the Company's senior human resources executive management, the Committee selected only the Executive Officers for participation in the Performance Plan. Target awards, expressed as a number of performance units, were assigned by the Committee to the participants and are shown for the Named Officers in the Long Term Incentive Plans table. The number of performance units assigned to each Executive Officer was based on a calculation of salary multiples and a desired stock price, with the intention that a certain portion of the compensation package should be paid in stock. The Committee also approved performance goals and triggering performance goals for the Performance Plan cycle commencing in fiscal 1994, with both goals set in terms of the Company's return on and size of stockholder equity. The triggering performance goal "triggers" the payout of the award if it is met in either the third or fourth year of the five year Performance Plan cycle. At the time awards are determined, the number of performance units awarded, as a percentage of the target award, will be determined by the

Company's actual performance against the stated goals. No participant can receive more than 200% of the number of target award performance units. No awards have been paid yet under the Performance Plan because the first Performance Plan cycle is not yet complete.

    The Committee has the sole power and discretion to pay Performance Plan awards in Company Common Stock, or as a combination of stock and cash, with the cash portion not to exceed 50% of the total award unless the Committee determines, due to extenuating circumstances, that it is more appropriate to pay awards entirely in cash. The actual value of a performance unit will be based on the average fair market value of the Company's common stock for the forty-five days prior to the award determination date. It is intended however, that Performance Plan awards will be paid in Company stock to the greatest extent possible. The Committee intends that participants who receive awards under the Performance Plan will receive a reduced number of stock options under the Company's stock option programs, while keeping the percentage of compensation paid based on the Company's stock value roughly equal to that used in the past. The Committee believes that grants of performance units will successfully focus the Company's Executive Officers on building long term profitability and stockholder value.

    STOCK OPTIONS

    For many years, the Company has provided stock options as an incentive to its executives and key employees to promote the growth and profitability of the Company. Stock options have always been viewed as a major means to attract and retain highly qualified executives and key personnel and have always been a major component of the compensation package, consistent with practices throughout the semiconductor industry.

    The Committee is responsible for the administration of the Company's stock option programs. Option grants are made under the Stock Option Plan, as amended, at the fair market price on date of grant and have historically become exercisable in equal installments over a four year term, expiring up to ten years and one day after the date of grant. The Committee believes stock options are a competitive necessity in the semiconductor industry.

    In fixing the grants of stock options to Executive Officers, including the Named Officers other than Mr. Amelio, the Committee reviewed with Mr. Amelio the recommended individual awards, taking into account prior option grants still outstanding, and, more importantly, the respective scope of accountability, strategic and operational goals, anticipated performance requirements and contributions of each Executive Officer, as well as formulae for salary multiples and option valuation under the Black-Scholes valuation method that are designed to value the total compensation package. The award to Mr. Amelio was fixed separately and was based, among other things, on prior option grants still outstanding, and, more importantly, on a review of his total compensation package and the Committee's perception of his past and expected future contributions to the Company's achievement of its long-term performance goals. As noted above, the Committee intends that the number of stock options granted annually to Executive Officers will decrease over time as awards are made under the Performance Award Plan, and the number of stock options actually granted in the last two years to the Executive Officers has decreased accordingly.

    LIMITATION ON DEDUCTIBILITY OF CERTAIN COMPENSATION FOR FEDERAL INCOME TAX PURPOSES

    The Onmibus Budget Reconciliation Act of 1993 (the "1993 Act") precludes the Company from taking a deduction in fiscal 1995 or subsequent years for compensation in excess of $1 million for the chief executive officer or any of its four other highest-paid officers. Certain performance-based compensation, however, is specifically exempt from the deduction limit. The Committee has been following this matter closely. Following a review of the Company's executive compensation programs in light of the requirements of the 1993 Act, the Committee approved certain changes in the programs to provide for the continued deductibility of executive compensation.

    The Board, upon the Committee's recommendation, has adopted, subject to approval by stockholders, the Executive Officer Incentive Plan ("EOIP"), effective for awards made in 1995 for performance in fiscal 1995. The EOIP replaces the KEIP for Executive Officers and establishes performance criteria that must be met before incentive payments will be made. The Committee believes that the criteria specified in the EOIP for the Executive Officers will provide clear and objective incentives for the Company's management. A detailed description of the EOIP appears in the Proxy statement and the text of the EOIP is included as an Exhibit.

    The Board, upon the Committee's recommendation, has also adopted, subject to approval by stockholders, the Restated Stock Option Plan which is intended to make options granted under the Plan qualify as performance-based compensation exempt from the deduction limit. A detailed description of the Stock Option Plan appears in the Proxy Statement and the text of the Stock Option Plan is also included as an Exhibit.

    Should stockholders approve the EOIP, the Company will have, with the Performance Plan, incentive programs that more directly and quantitatively link executive compensation specifically to Company and individual performance. The Committee believes the EOIP, the Stock Option Plan and the Performance Plan (which the Committee believes already qualifies as performance-based compensation) will all qualify as performance-based compensation under the proposed regulations issued under the 1993 Act, allowing the Company to deduct compensation paid to Executive Officers under these plans.

    Submitted by members of the Stock Option and Compensation Committee:

                           Gary P. Arnold -- Chairman

   Robert Beshar   Modesto A. Maidique   Peter J. Sprague   J. Tracy O'Rourke

                        COMPANY STOCK PRICE PERFORMANCE

    The following graph shows a five-year comparison of cumulative total stockholder returns for the Company, the Standard & Poor's 500 Stock Index and Standard & Poor's Electronics (Semiconductors) Industry Index from May 31, 1989 through May 29, 1994. A three year comparison of the Company to these indices beginning May 31, 1991 and ending May 29, 1994 is also included to correspond to the three years of data included in the Summary Compensation Table. The total stockholder return assumes $100 invested at the beginning of the period in the Company's Common Stock, the Standard & Poor's 500 Stock Index and Standard & Poor's Electronics (Semiconductors) Industry Index. It also assumes reinvestment of all dividends.

          COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* AMONG NSC, S&P 500 INDEX AND S&P ELECTRONICS (SEMICONDUCTORS) INDUSTRY INDEX

                                   [GRAPHIC]

                                          1989       1990       1991       1992       1993       1994
                                        ---------  ---------  ---------  ---------  ---------  ---------
                                                          YEARS ENDING MAY
NSC                                     $  100.00  $  104.84  $   90.32  $  135.48  $  188.71  $  250.00
S&P 500                                 $  100.00  $  116.61  $  130.37  $  143.21  $  159.84  $  166.64
Peer Group                              $  100.00  $  134.72  $  134.76  $  137.87  $  281.40  $  324.56

- --------------
* $100 invested on 5/31/89 in stock or index, including reinvestment of dividends

          COMPARISON OF THREE YEAR CUMULATIVE TOTAL RETURN* AMONG NSC, S&P 500 INDEX AND S&P ELECTRONICS (SEMICONDUCTORS) INDUSTRY INDEX

                                   [GRAPHIC]

                                                            1991       1992       1993       1994
                                                          ---------  ---------  ---------  ---------
                                                                            YEARS ENDING MAY
NSC                                                       $  100.00  $  150.00  $  208.93  $  276.79
S&P 500                                                   $  100.00  $  109.85  $  122.61  $  127.83
Peer Group                                                $  100.00  $  102.30  $  208.81  $  240.83

- --------------
* $100 invested on 5/31/91 in stock or index, including reinvestment of dividends

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding Stock Option and Compensation Committee Report on Executive Compensation and the preceding Company Stock Price Performance Graphs shall not be incorporated by reference into any such filings; nor shall such Report or Graphs be incorporated by reference into any future filings.

                   AMENDMENT OF CERTIFICATE OF INCORPORATION
                         TO INCREASE AUTHORIZED CAPITAL

    The Company is presently authorized to issue 200,000,000 shares of Common Stock, $.50 par value per share. As of May 29, 1994 of the 200,000,000 shares authorized, 122,800,095 shares were issued and outstanding, 26,935,361 shares were reserved for issuance under the Company's various benefit plans, and 12,169,185 shares were reserved for issuance upon conversion of the Company's $32.50 Convertible Preferred Shares, leaving a balance available for issuance of 38,095,359. If stockholders approve the adoption of the Restated Option Plan, Restated Employees Stock Purchase Plan, and the Global Employees Stock Purchase Plan, an additional 15,000,000 shares of Common Stock will be reserved for issuance under the plans, reducing the balance available for issuance to 23,095,359. Other than stock purchase rights issued pursuant to a dividend distribution declared on August 5, 1988, which entitles holders to purchase one one-thousandth of a share of the Company's Series A Junior Participating Preferred Stock in certain circumstances, the Company's Common Stock has no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares.

    The Board of Directors of the Company at a meeting held July 14, 1994 adopted resolutions to amend, subject to stockholder approval, Article FOURTH of the Company's Certificate of Incorporation to authorize an additional 100,000,000 shares of Common Stock, par value $.50 per share. Other than
increasing   the  authorized  shares   of  Common  Stock   from  200,000,000  to
300,000,000, the amendment in no way changes the Company's Certificate of Incorporation.

    Other than the 15,000,000 shares to be reserved for issuance for the stock plans discussed above, the Company has no specific plans, arrangements, or understandings for the issuance of the additional shares of Common Stock. The additional authorized shares would be available for raising additional capital, employee benefit plans, acquisitions, stock splits, and other purposes, at the discretion of the Board of Directors of the Company without, in most cases, the delays and expenses attendant to obtaining further stockholder approval, thus enabling the Company to provide needed flexibility for future financial and capital requirements so that proper advantage could be taken of propitious market conditions.

    THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION. AN AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE OUTSTANDING SHARES IS NECESSARY FOR APPROVAL.

                      AMENDMENT OF THE BY-LAWS TO PROVIDE
                    FOR THE CLASSIFICATION OF THE DIRECTORS
                               INTO THREE CLASSES

    The By-Laws of the Company currently provide that all directors are to be elected annually to serve for a term of approximately one year from annual meeting to annual meeting. The Board of Directors of the Company at a meeting held July 14, 1994, adopted resolutions to amend, subject to stockholder approval, Sections 2 and 3 of Article III of the By-Laws of the Company to provide for the division of the Board into three classes of directors serving staggered three-year terms with each class being as nearly equal in number as possible. As a result, approximately one-third of the Board of Directors would be elected each year. Initially, members of all three classes will be first elected at the 1994 Annual Meeting of Stockholders. Directors then elected to the first class would serve until the Annual Meeting of Stockholders to be held in 1995. Directors initially elected to the second and third classes would serve until the Annual Meetings to be held in 1996 and 1997 respectively. Commencing with the election of directors to the first class in 1995, each class of directors elected at an Annual Meeting would be elected to three-year terms. Any vacancies or newly created directorships, however occurring, may be filled by a vote of the majority of the Directors then remaining in office. Vacancies may also be filled by a plurality vote of stockholders unless the vacancy has been previously filled by the Board of Directors. Once elected, a Director filling a vacancy or a newly created directorship will hold office for the term expiring at the Annual Meeting of Stockholders for the term of the class to which they have been elected expires.

    The Board of Directors has devoted considerable time in the last year to studying and developing corporate governance and board policies. The proposal to create a classified board is an integral part of those policies. The Board of Directors believes that the amendments to create a classified board are in the best interests of the Company and its stockholders. Board classification will help lend continuity and stability to the management of the Company and will assure continuity and stability in the Board's leadership and policies.
Following the adoption of the classified board structure, at any given time approximately two thirds of the members of the Board of Directors will have had prior experience as directors of the Company. The Board believes that this will facilitate long-range planning, strategy and policy, because it will enhance the likelihood of continuity and stability in the composition of the Board and its policies. The Board of Directors believes that this, in turn, will permit the Board to more effectively represent the interests of all stockholders.

    With a classified Board of Directors, it will generally take a stockholder two Annual Meetings of Stockholders (rather than one) to elect a majority of the Board of Directors. As a result, a classified board may discourage proxy contests for the election of directors or purchases of a substantial block of stock because its provisions could operate to prevent obtaining control of the Board in a relatively short period of time. Although this would provide the Board with more time to evaluate any takeover or control proposal and thus enable it to better protect the interests of the Company and the remaining stockholders in the event someone obtains voting control of a majority of the Company's stock, this is not the reason why the Board is recommending Board classification. Classification is recommended because the Board believes it will enhance the quality and stability of the Board and will provide better opportunity for review of Board member performance.

    The information concerning the current nominees for election as directors at the Annual Meeting and the classes to which they would be elected is set forth under the caption "Election of Directors." If the proposal to adopt a classified board is not approved and implemented, all directors elected at the Annual Meeting will serve for a one-year term.

    THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE BY-LAWS AMENDMENTS. AN AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE OUTSTANDING SHARES IS NECESSARY FOR APPROVAL.

           ADOPTION OF THE EMPLOYEES STOCK PURCHASE PLAN, AS RESTATED

    For many years, the Company has provided a stock purchase plan to its U.S. employees to encourage a proprietary interest in the Company by eligible employees and to provide an incentive for them to exert maximum efforts for the success of the Company. The Company's Board of Directors, subject to stockholder approval, has adopted and restated the Stock Purchase Plan, as amended through April 22, 1994 ("Restated Purchase Plan"). The principal differences between the Restated Purchase Plan and the 1977 Employees Stock Purchase Plan previously approved by stockholders ("Old Plan") are (i) the number of shares authorized for issuance under the Restated Purchase Plan is increased from 14,950,000 to 19,950,000; (ii) the plan termination date is eliminated; (iii) quarterly instead of annual offerings are instituted; and (iv) stock is purchased automatically by the employee at the end of the quarter at a price equal to 85% of the lower of its fair market value at the beginning and end of a quarterly payroll deduction period. In contrast, the Old Plan provided for a 14-month purchase period during which the employee could exercise discretion in the timing of the purchase and the price of the stock was the lower of 100% of fair market value on the date of the annual offering or 85% of fair market value on the date of purchase. Stockholders are being asked to approve the adoption of the Restated Purchase Plan.

    The full text of the Restated Purchase Plan appears as Exhibit A hereto. The principal features of the Restated Purchase Plan are outlined below and should be read in conjunction with Exhibit A.

DESCRIPTION OF THE RESTATED PURCHASE PLAN

    The Restated Purchase Plan is administered by a committee of the Board of Directors made up of directors who are not eligible to participate in the Restated Purchase Plan and have not been so eligible for at least one year prior to serving on the committee. At present, that committee is the Stock Option and Compensation Committee (the "Committee").

    Employees eligible to participate in the Restated Purchase Plan consist of all persons employed by the Company and any subsidiaries designated by the Committee for participation in the Restated Purchase Plan on the day enrollment forms are due prior to start of a quarterly purchase period. Historically, this plan has only been offered to employees located in the United States. The
Restated Purchase Plan has no restrictions on length of service or number of hours worked that affect eligibility for participation. There will be four quarterly purchase periods each calendar year, which will coincide with the four quarters of the calendar year ending December 31. In order to be eligible to participate in a quarterly purchase period, the required enrollment and payroll deduction authorization forms must be filed by the specified due date. Participants may designate payroll deductions in whole percentages at a rate not to exceed ten percent (10%) of eligible earnings and the rate selected will continue in effect from purchase period to purchase period unless the participant elects a different rate by filing the appropriate form by the due date for which the new rate is to become effective. Earnings eligible for payroll deductions include base salary, sales commissions, overtime pay, lead premiums and shift differential pay.

    At the end of the quarterly purchase period, participants will receive a report indicating the amount of the participants' payroll deductions during the period, the amount of those deductions applied to the purchase of the $.50 par value common stock of the Company ("Common Stock"), the purchase price per share in effect for the quarterly period and the amount of deductions (if any) carried over to the next period.

    At the end of the quarterly purchase period, the employee's payroll deductions will be applied automatically to the purchase of the Common Stock at a price per share which is lesser than eighty-five percent (85%) of the fair market value of the Common Stock on the first and last days of the quarterly purchase period. The fair market value on the relevant day is the opening price of the Common Stock on the New York Stock Exchange on the date in question (or if there has been no trading on that date, then on the first previous day when there is trading.) The number of shares actually purchasable per participant for the quarterly period will be the number of whole shares obtained by dividing the amount of payroll deductions by the purchase price in effect for the period. Any amounts remaining will be held for the purchase of Common Stock in the next quarterly purchase period. In contrast to the Old Plan, interest will not be credited to the accounts of participants.

    At any time during the quarterly period, a participant may cancel but not reduce the payroll deduction and receive a refund of the amounts deducted from earnings. The participant is not eligible to rejoin during the quarterly period and must re-enroll should the participant want to resume participation in a subsequent quarterly period. If the participant's employment terminates in the quarterly period, participation terminates and all sums previously collected during the quarterly period will be refunded.

    No more 19,950,000 shares of Common Stock may be issued under the Restated Purchase Plan. Such shares may be unissued shares, reacquired shares or shares bought on the market. In the event there is any change in the shares of the Company by reason of stock dividend, stock split-ups, recapitalization resulting in share split-ups, or combinations or exchanges of shares, or otherwise, appropriate adjustments in the number of shares available for purchase, as well as the shares subject to purchase rights and the purchase price thereof, shall be made, but no fractional shares shall be subject to purchase and, upon any adjustment, each purchase right shall be adjusted down to the nearest full share.

    No employee will be able to purchase stock under the Restated Purchase Plan, if such employee, immediately after the purchase, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. In addition, no employee will be able to purchase Common Stock having a value in excess of $25,000 during any one calendar year.

    Participants do not have the right to assign or transfer their rights to purchase the Common Stock under the Restated Purchase Plan. All amounts held by the Company or a subsidiary in payroll deduction accounts under the Restated Purchase Pan may be used for any corporate purpose of the Company or a subsidiary.

    The Board has authority to amend the Restated Purchase Plan subject to the limitation that no amendment may be made without stockholder approval which will increase the number of shares issuable for purchase under the Restated Purchase Plan, alter the purchase price formula so as to reduce the purchase price, materially increase benefits accruing to participants or materially modify the requirements for eligibility. The Board may at any time suspend or terminate the Restated Purchase Plan, but no such action may adversely affect the participant's rights and obligations with respect to purchase rights at that time outstanding under the Restated Purchase Plan.

    The principal differences between the Restated Purchase Plan and the Old Plan are in the terms relating to timing of payroll deductions and purchase and mechanisms for setting the purchase price per share of Common Stock. In contrast to the Restated Purchase Plan, the Old Plan provided that offerings were made annually in which options to purchase Common Stock through payroll deductions were granted to employees of the Company or its designated subsidiaries who had been continuously employed during the 28 days preceding the option grant date. The option price per share was not less than 100% of fair market value on the date of grant or 85% of fair market value on the date of exercise. Each eligible employee was entitled to purchase the full number of shares that could be purchased at the option price on the grant date with an amount, subject to certain limitations, equal to 10% of basic annual compensation. The expiration date of the options granted under each offering was not less than 13 months or more than 27 months from the date the options were granted. The term of an option consisted of three sequential periods: (1) during a one month Offering Period beginning on the date of grant, each eligible employee desiring to participate could so elect by authorizing payroll deductions for the number of full shares (up to the maximum covered by the option) for which participation was elected; (2) during a 12 month Payroll Deduction Period, the authorized payroll deductions were made, which would aggregate, with interest thereon, at least the amount required to purchase the number of shares for which the eligible employee had elected to participate; (3) during an Exercise Period of 14 months immediately following the Payroll Deduction Period, each participating employee could exercise the option, in whole or in part, at any one time. Simple interest at rates ranging from 3% to 6% per annum was credited to the accounts of participants at the end of the Payroll Deduction Period and additional interest was paid at the same rate during the Exercise Period until the option was exercised or cancelled.

TAX CONSEQUENCES OF THE RESTATED PURCHASE PLAN

    The Restated Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the U.S. Internal Revenue Code of 1986, as amended from time to time (the "Code"). Under present law, a participant will not be deemed to have received any compensation for Federal income tax purposes at either the start of the quarterly purchase period or the subsequent purchase of Common Stock at the end of the quarterly period.

    Participants will recognize taxable income in the year in which there is a disposition of the Common Stock purchased under the Restated Purchase Plan. If the Common Stock is not disposed of until at least two years after the start date of the quarterly purchase period in which the Common Stock was acquired (a "qualifying disposition"), the participant will realize ordinary income in the year of the qualifying disposition equal to the lesser of (i) the amount by which the fair market value of the Common Stock on the date of the qualifying disposition exceeds the purchase price or (ii) 15% of the fair market value of the Common Stock on the start date of the quarterly purchase period in which the Common Stock was acquired. The amount of ordinary income will be added to the basis in the stock and any additional gain recognized upon the qualifying disposition will be a long term capital gain. If the fair market value on the date of the qualifying disposition is less than the purchase price paid for the stock, no ordinary income will be recognized and any loss recognized will be a long term capital loss.

    If the Common Stock is disposed of at any time within two years from the start date of the quarterly purchase period in which it was acquired, (a "disqualifying disposition"), the participant will recognize ordinary income in the year of the disqualifying disposition equal to the amount by which the fair market value of the Common Stock on the purchase date exceeded the purchase price. The amount of the ordinary income will be added to the basis in the stock, and any resulting gain or loss recognized upon the disposition will be a capital gain or loss. The capital gain or loss will be long-term if the stock has been held for more than one year.

    If the participant disposes of Common Stock acquired under the Restated Purchase Plan in a disqualifying disposition, the Company will be entitled to a deduction for U.S. Federal income tax purposes in an amount equal to the ordinary income recognized by the participant. The Company is not entitled to any deduction when the stock is disposed of in a qualifying disposition. The deductibility of capital losses realized by participants upon disposition may be limited by the Code. Although the Tax Reform Act of 1986 eliminated the special long term capital gain deduction so that the entire gain on disposition of stock acquired under the Restated Purchase Plan will be taxed at ordinary income tax rates, 1990 amendments to the Code have made 28% the maximum tax rate applicable to net long term capital gains.

SUMMARY OF BENEFITS UNDER THE RESTATED PURCHASE PLAN

    It is not possible to determine the number of shares of Common Stock that will in the future be purchased under the Restated Purchase Plan by any particular individual. The following table sets forth the number of shares under option and purchased during the last two annual offerings under the Old Plan:

                                                                       DECEMBER 1992 OFFERING  DECEMBER 1993 OFFERING
                                                                       ----------------------  ----------------------
                                                                                   PER SHARE               PER SHARE
                                                                         # OF      EXERCISE      # OF      EXERCISE
NAME AND POSITION                                                       SHARES     PRICE(1)     SHARES     PRICE(1)
- ---------------------------------------------------------------------  ---------  -----------  ---------  -----------
Gilbert F. Amelio
 President and CEO                                                          1904   $   13.125       1666   $    15.00
Richard M. Beyer
 President, Communications & Computing Group                              --          --            1666        15.00
R. Thomas Odell
 President, Standard Products Group                                         1904        13.125      1666        15.00
Kirk P. Pond
 Chief Operating Officer                                                    1904        13.125      1666        15.00
George M. Scalise
 Chief Administrative Officer                                               1838        13.125      1666        15.00
All other Executive Officers as a group                                     5618        13.125      7832        15.00
All other employees, including current officers who are not Executive
 Officers                                                                 796836        13.125    934773        15.00
Outside directors are not eligible for participation in the Restated Purchase Plan.

- --------------
(1)   or 85% of market value on date of exercise, if lower.

    As of May 29, 1994, 2,765 employees were participating in the Old Plan, options to purchase 1,171,920 shares of Common Stock were outstanding under the Old Plan, 11,209,299 shares had been issued pursuant to options exercised under the Old Plan, and 2,568,781 shares were available for future grants and purchases (not including the 5,000,000 additional shares subject to approval by stockholders). The approximate number of employees in the U.S. eligible to participate in the first quarterly purchase period under the Restated Purchase Plan is 7,922.

    The Board believes that the Restated Purchase Plan will result in increased participation by employees in the plan, because enrollment will be on a quarterly basis and employees will be able to make participation decisions on a quarterly rather than on an annual basis, thus allowing for the plan to be more flexible for individual financial situations. The Restated Purchase Plan will also not penalize unnecessarily new employees, who under the Old Plan might have had to wait until up to a year after the first day of employment to participate in a purchase plan. Increased participation is desirable because the Board believes it will further employee identity with the Company and encourage a proprietary interest in the Company.

    THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF THE RESTATED PURCHASE PLAN. AN AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE SHARES PRESENT AND ENTITLED TO VOTE IS NECESSARY FOR APPROVAL.

              ADOPTION OF THE GLOBAL EMPLOYEES STOCK PURCHASE PLAN

    As discussed in the materials above concerning the Stock Purchase Plan, the Company for many years has provided a stock purchase plan to employees located in the United States to encourage a proprietary interest in the Company and to provide an incentive for them to exert maximum efforts for the success of the Company. Historically, the Stock Purchase Plan has only been offered to U.S. employees because the favorable tax treatment provided by Section 423 of the U.S. Internal Revenue Code of 1986, as amended from time to time (the "Code") is only available in the U.S. The Company's Board of Directors, subject to stockholder approval, has adopted the Global Employees Stock Purchase Plan ("Global Purchase Plan"), which is to be offered to employees at the Company's international locations. The Global Purchase Plan is the first stock purchase plan to be offered to Company employees at international locations. The Board believes that the Global Purchase Plan will further global employee identification with the Company, encourage a proprietary interest in the Company and provide an incentive for international employees to exert maximum efforts for the success of the Company. The Board also believes that an international stock purchase plan such as the Global Purchase Plan is a competitive necessity in the global marketplace.

    As proposed, the Global Purchase Plan would operate in much the same way as the Restated Purchase Plan that stockholders are also being asked to approve so that there is as much parity as possible in the plans offered to employees around the world. Offerings and enrollment would be on a quarterly basis and the stock would be purchased automatically at the end of the quarter at a price to the employee equal to 85% of the lower of its fair market value at the beginning and end of the quarterly period. However, the stock purchased for the account of the employee would be held for the employee by a Fiduciary in an offshore trust. This allows employees located in countries that do not permit direct stock ownership to participate in a Company stock plan. In addition, the Global
Purchase Plan provides that the participant's employing company would be responsible for paying the difference between the purchase price set by the terms of the plan and the fair market value of the stock at the time of the purchase. This is because the discount offered under the U.S. Stock Purchase Plan is not subject to U.S. taxation; there is no comparable tax treatment available on an international basis.

    The full text of the Global Purchase Plan appears as Exhibit B hereto. The principal features of the Global Purchase Plan are outlined below and should be read in conjunction with Exhibit B.

DESCRIPTION OF THE GLOBAL PURCHASE PLAN

    The Global Purchase Plan is to be administered by the participating local companies in accordance with terms, conditions and provisions as may be adopted by the Stock Option and Compensation Committee (the "Committee").

    Employees eligible to participate in the Global Purchase Plan consist of all persons employed by international subsidiaries of the Company that have adopted the Global Purchase Plan on the day enrollment forms are due prior to the start of a quarterly purchase period. There are no restrictions on length of service or number of hours worked that affect eligibility for participation. There will be four quarterly purchase periods each calendar year, which will coincide with the four quarters of the calendar year ending December 31. In order to be eligible to participate in a quarterly purchase period, the required enrollment and payroll deduction authorization forms must be filed by the participant by the specified due date. Participants may designate payroll deductions in whole percentages at a rate not to exceed ten percent (10%) of eligible earnings per pay period. The deduction rate selected will continue in effect from purchase period to purchase period unless a different rate is elected by filing the appropriate form by the due date for forms for the quarterly period for which the new rate is to become effective. Earnings eligible for payroll deductions include basic or regular guaranteed compensation determined in accordance with the policies and procedures of the local employing company. Once payroll deductions are made, the amounts withheld will be sent by the employing company to the Fiduciary.

    At the end of the quarterly purchase period, the employee's payroll deductions will be applied automatically by the Fiduciary to the purchase of the $.50 par value common stock of the Company (the "Common Stock"). The price per share paid by the employee will be the lesser of eighty-five percent (85%) of the fair market value of the Common Stock on the first and last days of the quarterly purchase period. The fair market value on the relevant day is the opening price of the Common Stock on the New York Stock Exchange on the date in question (or if there has been no trading on that date, then on the first previous day when there is trading.) The number of shares actually purchasable per participant for the quarterly period will be the number of whole shares obtained by dividing the amount of payroll deductions by the purchase price paid by the participant that is in effect for the period. The employing company will contribute an amount to the purchase of the stock that is the difference between the fair market value of the stock on the purchase date and the price actually paid by the participant. The employer's contribution will be remitted to the Fiduciary, which will use the payroll deductions combined with the employer's contribution to purchase the Common Stock either directly from the Company or on the open market. Once purchased, the stock will either be returned to the Fiduciary to be held in trust for the participant, or, if permitted by local law and the participant has so elected, issued in the name of the participant and sent to the participant. Fractional shares will not be purchased and any employee deductions remaining at the end of the quarterly period will be held for the purchase of Common Stock in the next quarterly purchase period.

    Once a participant has an account with the Fiduciary, the account will be maintained for the participant, regardless of whether the participant has any payroll deductions during a particular quarterly period. The participant may instruct the Fiduciary at any time to sell on specified sale dates (the 5th and 20th of each calendar month) any or all shares of Common Stock held for the participant's account. The proceeds for such sales will be sent directly to the participant. The participant may also request the Fiduciary to have the stock held for the participant's account reissued to the participant in the form of a stock certificate (if direct stock ownership is permitted by local law). Any interest earned on the funds held by the Fiduciary will be applied first to the payment of plan administrative expenses and secondly to reduce the share of the employing company's contribution to the purchase price.

    At any time during the quarterly period, a participant may cancel but not reduce the payroll deduction and receive a refund of the amounts deducted from earnings. The participant is not eligible to restart payroll deductions during the quarterly period and must refile enrollment forms should the participant want to resume payroll deductions in a subsequent quarterly period. If the participant's employment terminates in the quarterly period, payroll deductions cease and no further shares of Common Stock may be purchased for the participant. Upon termination of employment, the participant may: (i) request that the Fiduciary sell the stock held for the participant's account and remit the proceeds to the participant; or (ii) if permitted by local law, receive a stock certificate in the full amount of the number of shares previously held for the participant's account. A participant may also elect to maintain the account with the Fiduciary, provided there are at least fifty shares of Common Stock in the account.

    No more than 5,000,000 shares of Common Stock are authorized for the Global Purchase Plan. Such shares may be unissued shares, reacquired shares or shares bought on the open market. In the event there is any change in the shares of the Company by reason of stock dividend, stock split-ups, recapitalization resulting in share split-ups, or combinations or exchanges of shares, or otherwise, appropriate adjustments in the number of shares available for purchase, as well as the shares subject to purchase and the purchase price thereof, shall be made, but no fractional shares shall be subject to purchase and, upon any adjustment, each right to purchase stock shall be adjusted down to the nearest full share.

    No employee will be able to purchase stock through the Global Purchase Plan if such employee, immediately after the purchase, would own or be deemed the beneficial owner of stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. In addition, no employee will be able to purchase or have the Fiduciary purchase on the participant's account Common Stock having a value in excess of $25,000 during any one calendar year.

    Participants do not have the right to assign or transfer their rights to purchase Common Stock under the Global Purchase Plan. Participants are permitted to instruct the Fiduciary on how to vote the Common Stock allocated to their accounts.

    The Company has the authority to amend the Global Purchase Plan subject to the limitation that no amendment may be made without stockholder approval which will increase the number of shares authorized for the Global Purchase Plan, alter the purchase price formula, materially increase benefits accruing to participants or materially modify the requirements for participation. The Global Purchase Plan may be suspended or terminated at any time, but no such action shall reduce the number of shares previously credited to a participant's account, or otherwise materially or substantially diminish a participant's rights with respect to those shares.

TAX CONSEQUENCES OF THE GLOBAL PURCHASE PLAN

    The Global Purchase Plan does not qualify as an employee stock purchase plan under Section 423 of the Code. Accordingly, the Company will not be entitled to take a tax deduction in the U.S. for any income realized by employees participating in the plan. Since the Global Purchase Plan will only be offered to Company employees at international locations who are not U.S. citizens or residents, the tax consequences associated with the plan will vary from location to location, depending on local laws. As a general rule, the portion of the stock price paid by the employing company will be treated as compensation income to the employee and, as such, will be subject to withholding for both income and social tax purposes. The Global Purchase Plan does provide that the additional withholding obligation can be applied to reduce the number of shares the participant would otherwise be entitled to or the additional withholding may be taken from the participant's pay over the next three pay periods. The local employing company is entitled to take a tax deduction in the local jurisdiction for the portion of the purchase price paid by the employer. Taxation of capital gains varies significantly from jurisdiction to jurisdiction (some countries do not even tax capital gains) and it is not possible to make any general statement about capital gain tax treatment under the Global Purchase Plan.

SUMMARY OF BENEFITS UNDER THE GLOBAL PURCHASE PLAN

    It is not possible to determine the number of shares that will in the future be purchased under the Global Purchase Plan by any particular individual. Reference in the preceding section to the chart provided to show shares purchased under the U.S. Stock Purchase Plan will show participation under the previous purchase plan offered in the U.S. Directors and Executive Officers of the Company are not eligible to participate in the Global Purchase Plan. The approximate number of employees at international locations who may be able to participate in the Global Purchase Plan is 15,000. While it is not possible to accurately predict the number of shares that will be purchased by international employees under the Global Purchase Plan, the Company estimates that no more than 90,000 shares will be purchased per year during the first few years of plan operation. This estimate will fluctuate based on participation levels, Company performance and price performance of the Company's Common Stock.

    The Global Purchase Plan is the first stock purchase plan to be offered to Company employees at locations outside the United States. The Board believes that the Global Purchase Plan will encourage identification of all employees with the Company and that an international stock purchase plan such as the Global Purchase Plan is a competitive necessity in the global market place.

    THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF THE GLOBAL PURCHASE PLAN. AN AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE SHARES PRESENT AND ENTITLED TO VOTE IS NECESSARY FOR APPROVAL.

                 ADOPTION OF THE STOCK OPTION PLAN, AS RESTATED

    For several years, the Company has provided stock options as an incentive to its executives and key employees to promote the growth and profitability of the Company. Management views stock options as a major means to attract and retain highly qualified executives and key personnel upon whose judgment, skill, and initiative the Company's success is largely dependent. In addition, stock options are considered a competitive necessity in the semiconductor industry.

    The Company's Board of Directors, subject to stockholder approval, has adopted and restated the Stock Option Plan, as amended through April 22, 1994 ("Restated Plan"). The principal differences between the Restated Plan and the 1977 Stock Option Plan previously approved by stockholders ("Old Plan") are (i) the number of shares reserved for issuance is increased from 27,754,929 shares to 32,754,929 shares, (ii) the plan termination date is eliminated, (iii) the maximum number of options that can be granted to an individual during any one fiscal year is set at 500,000; and (iv) the Stock Option and Compensation Committee is permitted (but not required) to grant transferable options in certain circumstances. Stockholders are being asked to approve the adoption of the Restated Plan.

    The full text of the Restated Plan appears as Exhibit C hereto. The principal features of the Restated Plan are outlined below and should be read in conjunction with Exhibit C.

DESCRIPTION OF THE RESTATED PLAN

    The Restated Plan authorizes the grant of options to purchase up to 32,754,929 shares of the Company's $.50 par value Common Stock to eligible employees of the Company and its subsidiaries. As of May 29, 1994 (all numbers include shares issued and options granted under the Old Plan) 12,856,967 shares had been issued under the Restated Plan, 12,023,327 shares were subject to options outstanding held by 3,408 employees, and 2,874,635 shares were available for additional option grants (excluding the 5,000,000 shares subject to approval by stockholders). As of such date, the outstanding options under the Restated Plan had an average exercise price of $8.627, expiration dates ranging from August 1, 1994 to April 20, 2004, and the market value per share of stock was $18.50 per share. The reservation of the additional shares is contingent upon approval by stockholders holding a majority of the Company's shares present and voting at the Annual Meeting, although options may be granted, but not exercised, prior to and subject to such stockholder approval. The shares issued upon the exercise of options granted may be previously unissued shares, reacquired shares or shares bought on the market.

    The Old Plan was initially adopted by the Company's stockholders on September 23, 1977 with an original termination date no later than March 14, 1987. The Old Plan was amended and readopted by the Board on April 13, 1985 and the readopted Old Plan was approved by the Company's stockholders on October 25, 1985. The Old Plan now terminates no later than March 14, 1995, but the Restated Plan will not have a termination date. The Restated Plan now under consideration was approved by the Board on April 22, 1994.

    The Restated Plan is administered by a committee of the Board appointed by a majority of the Board. The committee consists of not less than three members of the Board, none of whom are eligible to participate in the Restated Plan and have not been eligible for at least one year prior to serving on the committee. The committee currently administering the Restated Plan is the Stock Option and Compensation Committee ("Committee") and the present members of the Committee are Messrs. Arnold, Beshar, Maidique, O'Rourke and Sprague. The Committee has sole authority and discretion, subject to the provisions of the Restated Plan, to determine the individuals to whom and the dates on which options will be granted, the dates on which options will become exercisable, the dates on which options will expire, the type of options to be granted, whether the option will be transferable, the number of shares to be subject to each option, and the purchase price of such shares. The purchase price under each option granted shall in no instance be less than 100% of fair market value on the date of grant. Options may be granted only to key employees (including executive officers) of the Company and its subsidiaries, as selected by the Committee. A director of the Company is not eligible to be granted an option unless the director is also an employee of the Company and/or of any subsidiary. Options granted to executive officers that are intended to be exempt from application of
Section 16 of the Securities and Exchange Act of 1934 (the "Exchange Act") cannot be transferable except by will or the laws of descent and distribution, and during the lifetime of the executive officer to whom an option is granted, only the executive officer may exercise it. Options that are transferable can only be transferred to family members or trusts for the benefit of family members and all terms of the option remain in effect once an option has been transferred. No person may be granted more than 500,000 options during any one fiscal year of the Company.

    The purchase price for all shares purchased pursuant to options exercised must be either paid in full in cash, or paid in full, with the consent of the Committee, in Common Stock of the Company valued at fair market value on the date of exercise or a combination of cash and Common Stock. The Committee may permit the payment of all or part of applicable withholding taxes due upon exercise of an option by withholding of shares, valued at the fair market value of the Company's Common Stock on the date of exercise, otherwise issuable upon exercise of the option. The Restated Plan also provides that options may be granted in exchange for the cancellation of options previously granted under the Restated Plan or under any other stock option plan of the Company, and the purchase price of shares subject to such new options, which will be as determined by the Committee, may be lower than the exercise price of the cancelled options.

    Subject to the Restated Plan provisions, all options granted are exercisable on such terms and conditions as the Committee prescribes, except that the term of an option may not exceed ten years and one day and an option may not be exercised under any circumstance, including death, unless the employee has remained in the continuous employment of the Company (or a subsidiary) for six months following the option grant date. The Committee can prescribe, for example, that an option be exercisable in full six months following the grant date, or it can prescribe that an option be exercised in installments over some longer period time.

    Each option granted under the Restated Plan is to be evidenced by a stock option agreement between the Company and the employee. In the event of any change in the shares of the Company through the declaration of a stock dividend or a stock split-up or through recapitalization resulting in share split-ups, or combinations or exchanges of shares, or otherwise, the number of shares available for grant of options, as well as the shares subject to any outstanding option and the exercise price thereof, shall be appropriately adjusted by the Committee.

    Under the Restated Plan, an employee may, upon termination for any reason other than retirement, permanent disability, or death exercise an option at any time within three months after such termination to the extent such employee was entitled to exercise the option at the date of termination, but not after expiration of the option term. In the event of termination of employment by retirement or permanent disability, the option may be exercised in accordance with its terms at any time within five years after the termination, but not after expiration of the option term. In the event an employee dies while employed by the Company, the employee's legal representative may exercise the option in accordance with its terms and conditions at any time within five years after the employee's death, but not after expiration of the option term. If the employee dies during the three months following termination for any reason other than retirement or permanent disability, the employee's legal representative may exercise the option at any time within a period of one year after the employee's death to the extent that the employee was entitled to exercise the option at date of death, but not after expiration of the option term. Furthermore, the Committee may reinstate any portion of any option previously granted if within 90 days following termination the employee is recalled to the active payroll.

    In the event the Company is merged into or acquired by another entity in a transaction involving a change in control, the Committee has the authority, but not the obligation, to accelerate vesting of any outstanding options. The Committee may also ask the Board to negotiate, as part of any agreement involving a sale or merger of the Company or any similar transaction, terms providing protection for employees holding options under the Restated Plan.

    The Board may amend, modify or terminate the Restated Plan for the purpose of meeting or addressing any changes in legal requirements or any other purpose permitted by law. Stockholder approval will be sought for plan amendments if it is determined to be required or advisable under Securities and Exchange Commission or Internal Revenue Service Regulations, applicable stock exchange rules, or other applicable laws or regulations.

TAX CONSEQUENCES OF THE RESTATED PLAN

    Options granted and to be granted under the Restated Plan are either: (i) incentive stock options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code,") or (ii) options which are neither incentive stock options nor qualified stock options within the meaning of
Section 422 of the Code ("non-qualified stock options").

    An employee will not be deemed to have received any compensation for Federal income tax purposes upon the grant of a non-qualified stock option but will realize taxable ordinary income at the time of exercise in the amount of excess, if any, of the fair market value of the Common Stock on the date of exercise over the exercise price. The basis for determination of gain or loss upon any subsequent disposition of shares acquired upon the exercise of a non-qualified stock option will be the amount paid for such shares, plus any ordinary income recognized as a result of the exercise of such option. If the employee holds such shares for more than one year following the date taxable income is realized as a result of the exercise of the option, any gain realized upon disposition will be taxed to the employee as long-term capital gain. If an employee exercises a non-qualified stock option and makes payment with shares of the Company's Common Stock, neither the employee nor the Company will recognize gain or loss for the number of shares equally exchanged at the time of exericse. However, the additional shares transferred to the employee will cause him to realize, at the time of exercise, taxable ordinary income in an amount equal to the fair market value of the additional shares transferred to the employee less any cash paid by the employee. The exchange of shares acquired by an employee through a prior exercise of a qualified stock option, an incentive stock option, or under the Company's Stock Purchase Plan does not constitute a premature disposition of such shares. The Company will be entitled to deduction for Federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the employee upon the exercise of the option.

    An employee will not be deemed to have received any compensation for Federal income tax purposes either at the time of grant or at the time of exercise of an incentive stock option. If an employee exercises an incentive stock option and does not dispose of such shares within two years from the date of the granting of such option nor within one year after the transfer of the shares to the employee, any gain realized upon disposition will be taxed to the employee as long-term capital gain. In such case the Company will not be entitled to a deduction for Federal income tax purposes in connection with either the grant or the exercise of the option. However, if the employee disposes of the shares other than as described above, any gain realized will be taxed as ordinary income in an amount equal to the difference between the exercise price and either the value of the shares at the time of exercise or the sales price, whichever is less; and the excess, if any, of the sales price over the value of the shares at the time of exercise will be treated as long-term capital gain if the employee held such shares for more than one year following exercise of the option. If an employee exercises an incentive stock option and makes payment with shares of the Company's Common Stock, generally neither the employee nor the Company will recognize gain or loss at the time of exercise. However, if an employee exercises an incentive stock option after March 15, 1982 and makes payment with shares acquired through a prior exercise of a qualified stock option, an incentive stock option, or under the Company's Stock Purchase Plan, that exchange will constitute a premature disposition of such shares unless the shares tendered have been held for the period required by the Code. The Company will be entitled to a deduction for Federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the employee upon disposition of the shares.

    An employee will not be in receipt of an item of "tax preference" for purposes of the minimum tax imposed by Section 55 of the Code upon the grant or exercise of a non-qualified stock option. Although, the Tax Reform Act of 1986 eliminated the special long-term capital gain deduction so that the entire gain on disposition of stock acquired under the Restated Plan is taxed at ordinary income tax rates, 1990 amendments to the Code have made 28% the maximum tax rate applicable to net long term capital gains.

    In order for compensation realized by any of the executive officers named in the Summary Compensation Table ("Named Executive Officers") to be deductible by the Company, IRS regulations require any option plan to state the maximum number of options that can be granted during a fiscal year. The Restated Plan now has a limit of 500,000 options per fiscal year; while the Company does not expect to grant this number of options on a regular basis, the Company does expect that this would be the maximum number of options that would be necessary to recruit an outstanding top executive.

SUMMARY OF BENEFITS UNDER THE RESTATED PLAN

    It is not possible to state the number of options that might be granted in the future to any particular individual. The following table sets forth the number of options granted during the last fiscal year:

                                                                         NUMBER OF OPTIONS
NAME AND POSITION                                                             GRANTED        GRANT PRICE
- -----------------------------------------------------------------------  ------------------  -----------
Gilbert F. Amelio                                                                 40,000      $  20.50
 President and CEO
Richard M. Beyer                                                                  10,000         20.50
 President, Communications & Computing Group
R. Thomas Odell                                                                    6,500         20.50
 President, Standard Products Group
Kirk P. Pond                                                                      10,000         20.50
 Chief Operating Officer
George M. Scalise                                                                  7,500         20.50
 Chief Administrative Officer
All other Executive Officers as a group                                           47,000         20.50
All other employees including current officers who are not Executive              68,600         16.50
 Officers                                                                      1,842,300         20.50
                                                                                 159,000         18.125
                                                                                 120,000         18.375
Outside directors are not eligible for participation in the Restated Plan.

- ------------------------
Further information on options granted to the Named Executive Officers in the last fiscal year also appears in the section on Executive Compensation.

    The Board believes  that stock options  are a competitive  necessity in  the semiconductor industry to attract and retain employees with the skill, intelligence, education and experience on whose the Company's success is largely dependent. Stock options are used by the Company as a major element of the compensation package for many different levels of employees because they foster a proprietary identification with the Company and encourage them to exert maximum efforts for its success.

    THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF THE RESTATED OPTION PLAN. AN AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE SHARES PRESENT AND ENTITLED TO VOTE IS NECESSARY FOR APPROVAL.

                ADOPTION OF THE EXECUTIVE OFFICER INCENTIVE PLAN

    The Company has maintained the Key Employee Incentive Plan and its predecessor, the Key Employee Bonus Plan (collectively, "KEIP") as an integral part of its compensation program for key employees, including officers, for many years. The Board of Directors is submitting the Executive Officer Incentive Plan ("EOIP"), a version of the KEIP made available only to officers ("Executive Officers") subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 ("Exchange Act"), to stockholders for approval in order to enable the Company to qualify payments under the EOIP as deductible for federal income tax purposes. The KEIP continues in effect for other officers and key employees. In 1993, the Internal Revenue Code (the "Code") was amended to add
Section 162(m), which places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any tax year with respect to certain of the Company's highest paid executives. However, certain performance based compensation that has been approved by stockholders is not subject to the deduction limit. In order to maximize the amount of incentive compensation paid to Executive Officers that is deductible under new Section 162(m) of the Code, the

Company is requesting stockholders to approve the EOIP at this Annual Meeting. Incentives paid under the EOIP are based on objective criteria established prior to or shortly after the beginning of the fiscal year and make executive pay variable dependent on the financial performance of the Company.

    The full text of the EOIP appears as Exhibit D hereto. The principal features of the EOIP are outlined below and should be read in conjunction with Exhibit D.

DESCRIPTION OF THE EOIP

    The purpose of the EOIP is to motivate and reward executives for good performance and to allow the Company's compensation expense to vary with the Company's financial performance. Only Executive Officers of the Company may participate in the EOIP, which is administered by the Stock Option and Compensation Committee ("Committee") of the Board of Directors. The present members of the committee are Messrs. Arnold, Beshar, Maidique, O'Rourke and Sprague. Prior to or shortly after the beginning of each fiscal year, the Committee determines which Executive Officers are to participate in the EOIP for the fiscal year, the incentive level assigned to each participant, and the performance goals applicable to the fiscal year.

    Performance goals are based on one or more business criteria specified in the EOIP. These business criteria include financial criteria, such as net income, earnings per share and return on net assets, as well as management and strategic criteria, such as market share increases, reduction in product returns and cycle time reductions.

    The Committee establishes the specific performance goals based on the business criteria and assigns weights to the goals. For fiscal 1995, 50% of the performance goals are financial goals based on profit before tax and revenue growth. The balance of the performance goals are management and strategic goals focusing on certain areas where improvements are deemed necessary. The Committee has the option to make awards dependent on attainment of one or more different performance goals provided the goals, when established, are stated as alternatives to one another.

    At the end of the fiscal year, the Committee reviews the performance of the participants against the established performance goals. Awards may only be paid after the Committee has certified in writing that the performance goal has been attained. The Committee may reduce but not increase the amount of an award otherwise payable to a participant upon attainment of the performance goals. The maximum award payable under the EOIP to any participant for any fiscal year shall be the lesser of $2 million or 200% of the participant's annualized base renumeration at the end of the fiscal year. Awards are paid in cash after the end of the fiscal year and participants have the option to defer payment of all or part of the award until a later date.

    Participants whose employment is terminated by retirement, death or disability during a fiscal year are entitled to receive all or a portion of the award otherwise payable under the EOIP. Participants whose employment is terminated for other reasons during the fiscal year are not entitled to receive an EOIP award for that fiscal year.

SUMMARY OF BENEFITS UNDER THE EOIP

    Amounts paid under the EOIP will vary depending on individual and Company performance. The following table sets forth the amounts paid under the KEIP for the last fiscal year:

NAME AND POSITION                                                                            KEIP AWARD
- ------------------------------------------------------------------------------------------  ------------
Gilbert F. Amelio                                                                           $    792,015
 President and CEO
Richard M. Beyer                                                                                 287,505
 President, Communications & Computing Group
R. Thomas Odell                                                                                  263,009
 President, Standard Products Group
Kirk P. Pond                                                                                     400,000
 Chief Operating Officer
George M. Scalise                                                                                265,009
 Chief Administrative Officer
All other Executive Officers as a Group                                                        3,912,007
All other employees, including current officers who are not Executive Officers                23,599,958

FEDERAL TAX ISSUES AND OTHER INFORMATION

    An award under the EOIP constitutes ordinary income taxable to a participant in the year to which the award relates. Subject to the provisions of Section 162(m) of the Code of 1986, as amended, and proposed regulations promulgated thereunder, the Company generally will be entitled to a corresponding deduction for the year to which awards under the EOIP relate (or, to the extent deferred, for the year in which paid). As mentioned above, 1993 amendments to the Code limit the allowable deduction for compensation paid or accrued with respect to the chief executive officer and the four other most highly compensated officers of a publicly held corporation at the end of each fiscal year (commencing with fiscal years beginning on or after January 1, 1994) to no more than $1,000,000 per year. Pursuant to proposed Internal Revenue Service regulations published in December 1993, certain types of compensation are excluded from this deduction limit, including payments subject to the attainment of objective performance goals and satisfaction of disinterested director and stockholder approval requirements.

    Awards under the EOIP meet the performance-based compensation requirement because the awards are paid upon meeting the minimum performance goals based on objective business criteria established by the Committee for each fiscal year. The plan's administration by the Committee, as limited by EOIP provisions governing the Committee's discretion in making awards to participants, meets the second requirement. The submission of the EOIP to stockholders for approval and the EOIP provisions (i) limiting maximum awards, and (ii) precluding the Committee from exercising its discretion to increase awards to participants are intended to qualify awards made for fiscal 1995 and thereafter so as to preserve the Company's federal tax deduction, if and when awards are paid under the EOIP.

    When stockholders approve the EOIP, the Company intends to deduct, as performance-based compensation, the amounts of any awards paid under the EOIP to the chief executive officer and the four other most highly compensated officers of the Company, as well as all other Executive Officers, in determining the Company's federal income tax liability.

    The Board believes that the EOIP effectively motivates the Executive Officers to perform and exert maximum efforts for the success of the Company and makes a large part of the compensation package dependent of objective business and performance based criteria.

    THE BOARD OF DIRECTORS RECOMMEND APPROVAL OF THE ADOPTION OF THE EXECUTIVE OFFICER INCENTIVE PLAN. AN AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE SHARES PRESENT AND ENTITLED TO VOTE IS NECESSARY FOR APPROVAL.

                  OUTSTANDING CAPITAL STOCK, QUORUM AND VOTING

    The Common Stock of the Company is its only class of voting Capital Stock. The Company's Common Stock is traded on the New York Stock Exchange and the Pacific Stock Exchange. The record date for stockholders entitled to vote at the meeting is the close of business on August 5, 1994. At the close of business on
that date, the Company had  issued and outstanding             shares of  Common
Stock,  $.50 par value  and the closing  price of the  Company's Common Stock as
reported in the Wall Street Journal composite transactions was $      .

    The following table sets forth the known ownership of more than 5% of the Company's outstanding Common Stock as of June 26, 1994.

                                                                               AMOUNT AND
                                                                                NATURE OF
                            NAME AND ADDRESS OF                                BENEFICIAL     PERCENT OF
                             BENEFICIAL OWNER                                   OWNERSHIP        CLASS
- ---------------------------------------------------------------------------  ---------------  -----------
Common Stock:
  FMR Corporation
    82 Devonshire Street
    Boston, Massachusetts 02109............................................    16,959,293(1)       13.80
  The Capital Group, Inc.
    333 South Hope Street
    Los Angeles, CA 90071..................................................    11,495,820(2)        9.36
  The TCW Group, Inc.
    865 South Figueroa Street
    Los Angeles, CA 90017..................................................     6,991,835(3)        5.69

- --------------
(1) Includes 225,984 shares of which FMR Corporation has sole voting power and 16,959,293 shares of which FMR Corporation has sole dispositive power. The information concerning shares owned is from a Schedule 13-G dated June 10, 1994.

(2) Includes 1,044,500 shares of which The Capital Group, Inc. has sole voting power and 11,495,820 shares of which The Capital Group, Inc. has sole dispositive power. The information concerning the shares owned is from a
      Schedule 13-G dated March 9, 1994.

(3) Includes 6,991,835 shares of which The TCW Group, Inc. has sole voting and dispositive power. The information concerning the shares owned is from a
      Schedule 13-G dated February 6, 1994.

                              -------------------

    The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of the Common Stock of the Company is necessary to constitute a quorum at the 1994 Annual Meeting of Stockholders. Each holder of Common Stock is entitled to one vote for each share held. Unless authority to vote for any director is withheld in the proxy, votes will be cast in favor of election of all nominees. Proxies which withhold authority to vote as to specific directors shall be deemed to cast votes for those directors not so specified. If no vote is marked with respect to any matter, the shares will be voted in accordance with the Board of Directors' recommendations. Abstentions and broker non-votes are included in the determination of a quorum but neither abstentions nor broker non-votes are counted in determining the number of shares voted on proposals presented to stockholders.

                              INDEPENDENT AUDITORS

    The Board has selected the accounting firm of KPMG Peat Marwick to continue to serve as the Company's independent auditors for the fiscal year ending May 28, 1995. Management has not followed the practice of presenting the selection of auditors to the stockholders for approval. A representative of KPMG Peat Marwick is expected to attend this meeting and will be available to respond to stockholders' questions or make a statement if he or she desires to do so.

    Audit services provided by KPMG Peat Marwick in fiscal 1994 included the examination of the Company's consolidated financial statements for the year ended May 29, 1994, the review of various filings with the Securities and Exchange Commission, and statutory audits of certain foreign subsidiaries.

    The audit services provided to the Company by KPMG Peat Marwick were approved by the Audit Committee of the Board prior to being rendered. Other specific services were approved by officers of the Company after a determination that none of such services would affect KPMG Peat Marwick's independence as auditors of the Company's financial statements based upon guidelines previously approved by the Audit Committee.

                             STOCKHOLDER PROPOSALS

    Stockholders may present proposals for inclusion in the proxy statement and form of proxy to be used in connection with the 1995 Annual Meeting of Stockholders of the Company, provided that such proposals are received in writing by the Company no later than April 15, 1995, and provided that such proposals are otherwise in compliance with applicable law and regulations.

                                 ANNUAL REPORT

    This Proxy Statement has been preceded or accompanied by the Annual Report for the fiscal year ended May 29, 1994. Stockholders are referred to such report for financial and other information about the activities of the Company, but except for those pages specifically incorporated in this Proxy Statement, such report is not to be deemed a part of the proxy soliciting material.

                                   FORM 10-K

    THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (NOT INCLUDING EXHIBITS TO THE FORM 10-K). WRITTEN REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO INVESTOR RELATIONS, MAIL STOP 10-397, NATIONAL SEMICONDUCTOR CORPORATION, 2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090, SANTA CLARA, CALIFORNIA 95052-8090.

                           INCORPORATION BY REFERENCE

    According to the provisions of Schedule 14A under the Securities Exchange Act of 1934, the following document or portion thereof is incorporated by reference: "Executive Officers of the Registrant" from Part I of the Company's Annual Report on Form 10-K for the fiscal year ended May 29, 1994.

                                 OTHER MATTERS

    Management knows of no other matters which will be brought before the meeting. If any such matters are properly brought before the meeting, however, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

    Whether or not you plan to attend the meeting, please date, sign and return the enclosed proxy at your earliest convenience in the enclosed postpaid envelope.

                                                    JOHN M. CLARK III
                                                    SECRETARY

August 15, 1994

                                                                       EXHIBIT A
                       NATIONAL SEMICONDUCTOR CORPORATION
                         EMPLOYEES STOCK PURCHASE PLAN
                (AS AMENDED AND RESTATED THROUGH APRIL 22, 1994)

1. TITLE OF PLAN

    The title of this plan is the National Semiconductor Corporation Employees Stock Purchase Plan, hereinafter referred to as "Plan," and formerly known as the National Semiconductor Corporation 1977 Employees Stock Purchase Plan.

2. PURPOSE

    The Plan is intended to encourage ownership of Common Stock of the Corporation by all Eligible Employees and to provide incentives for them to exert maximum efforts for the success of the Corporation. By extending to Eligible Employees the opportunity to acquire proprietary interests in the Corporation and to participate in its success, the Plan may be expected to benefit the Corporation and its shareholders by making it possible for the Corporation to attract and retain qualified employees. The Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986 (the "Code").

3. DEFINITIONS

    As used in this Plan:

        (a) "Base Compensation" means the basic or regular salary, plus all sales commissions, overtime, lead premiums and shift differential income received from the Corporation and/or Subsidiaries.

        (b) "Board" means the Board of Directors of the Corporation.

        (c) "Committee" means the Committee of the Board described under Section 5(a).

        (d) "Common Stock" means the $.50 par value common stock of the Corporation.

        (e) "Corporation" means National Semiconductor Corporation.

        (f) "Eligible Employee" means any employee eligible to participate in the Plan under the terms of Section 6.

        (g) "Plan Administrator" means the General Counsel of the Corporation or such other person as may be designated by the General Counsel.

        (h) "Participation Period" means a period during which contributions may be made toward the purchase of Common Stock under the Plan, as determined pursuant to Section 6.

        (i) "Subsidiary" means any corporation in which the Corporation controls, directly or indirectly, fifty percent (50%) or more of the combined voting power of all classes of stock and which has been designated by the Committee as a corporation whose employees may participate in this Plan.

4. STOCK SUBJECT TO THE PLAN

    The total number of shares of Common Stock which may be issued under the Plan is 19,950,000, which may be unissued shares, reacquired shares, or shares bought on the market.

5. ADMINISTRATION

    (a) The Plan shall be administered by the Committee which shall be appointed by a majority of the whole Board. The Committee shall be constituted to permit the Plan to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and any successor rule and shall initially consist of not less than three members of the Board, all of whom are ineligible for benefits under the Plan and none of whom has been so eligible for at least one year prior to serving on such Committee.

    (b) The Committee shall have the plenary power, subject to and within the limits of the express provisions of the Plan:

        (i) to construe and interpret the Plan and to establish, amend, and revoke rules and regulations for its administration. The Committee, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise, may correct any defect, or supply any omission or reconcile any inconsistency in the Plan or in any instrument associated with the Plan in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

        (ii) to the extent not provided in this Plan, to establish the terms under which Common Stock may be purchased.

6. ELIGIBILITY AND PARTICIPATION

    The persons eligible to participate in the Plan (Eligible Employees) shall consist of all persons employed by the Corporation and/or a Subsidiary on the day that enrollment forms are due prior to commencement of a Participation Period. Directors of the Corporation who are not full-time or part-time employees of the Corporation and/or a Subsidiary are not eligible to participate in the Plan.

    There will be four (4) quarterly Participation Periods each calendar year, and they will coincide with the four quarters of the calendar year ending December 31. In order to participate in the Plan for a particular Participation Period, an Eligible Employee must complete the required enrollment forms and file such forms with the Plan Administrator no later than the due date prescribed by the Plan Administrator. The enrollment forms will include a payroll deduction authorization directing the Corporation to make payroll deductions from the participant's Base Compensation, designated in whole percentages, at a rate not to exceed ten percent (10%) of such earnings per pay period, for purposes of acquiring Common Stock under the Plan. The deduction will continue in effect from Participation Period to Participation Period, unless the participant ceases participation in the Plan or elects a different rate by filing the appropriate form with the Plan Administrator on the due date designated by the Plan Administrator prior to the first day of the Participation Period for which the new rate is to become effective. Payroll deductions, however, will automatically cease upon termination of the participant's right to purchase Common Stock under this Plan.

    At the close of each Participation Period, each participant in the Plan will receive a report indicating the amount of the participant's contributions to the Plan during such Participation Period, the amount of the contributions applied to the purchase of Common Stock for such Participation Period, the purchase price per share in effect for such Participation Period and the amount of the contributions (if any) carried over to the next Participation Period. Each participant will also receive an annual statement after the end of each calendar year which consolidates such information for the four (4) Participation Periods occurring within that year.

7. TERMS AND CONDITIONS

    An Eligible Employee who participates in this Plan for a particular Participation Period will have the right to acquire Common Stock upon the terms and conditions summarized below and must enter into an agreement with the Corporation setting forth such terms and conditions and such other provisions, not inconsistent with the Plan, as the Committee may deem advisable.

    (a) PURCHASE PRICE. The purchase price per share will be the LESSER of (i) eighty-five percent (85%) of the fair market value of the Common Stock on the date the Participation Period commences or (ii) eighty-five percent (85%) of the fair market value of the Common Stock on the date the purchase right is exercised.

    The fair market value of a share of Common Stock on any relevant date shall be the opening price of the Common Stock on the New York Stock Exchange on the date in question (or if there shall be no trading on such date, then on the first previous date on which there is trading).

    (b) NUMBER OF SHARES. The number of shares purchasable per participant per Participation Period will be the number of whole shares obtained by dividing the amount collected from the participant through payroll deductions during that Participation Period by the purchase price in effect for such period. Other than the limitations contained in Section 7(k), the Plan does not state a maximum or minimum number of shares that may be purchased by any Eligible Employee.

    (c) PAYROLL DEDUCTIONS. The amounts collected from a participant through payroll deductions will be credited to the participant's individual account maintained on the Corporation's books, but no separate account will actually be established to hold such amounts. Interest will not be paid on the outstanding balance credited to the book account. The amounts collected from each participant may be commingled with the general assets of the Corporation and may be used for any corporate purpose.

    (d) TERMINATION OF PURCHASE RIGHTS. A participant may, through notification to the Plan Administrator by the due date specified by the Plan Administrator prior to the close of the Participation Period, terminate his or her outstanding purchase right and receive a refund of the amounts deducted from his or her earnings under the terminated right. The participant will not be eligible to rejoin the Participation Period following the termination of the purchase right and will have to re-enroll in the Plan should such individual wish to resume participation in a subsequent Participation Period.

    (e) TERMINATION OF EMPLOYMENT. If a participant ceases to be an employee for any reason during a Participation Period, his or her outstanding purchase right will immediately terminate and all sums previously collected from the participant under the terminated right will be refunded.

    (f) EXERCISE. Each outstanding purchase right will be exercised automatically on the last day of the Participation Period. The exercise of the purchase right is to be effected by applying the amount credited to each participant's account on the exercise date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participation Period. Any amount remaining in the participant's account after such application will be held for the purchase of Common Stock in the next Participation Period.

    (g) PRORATION OF PURCHASE RIGHT. Should the total number of shares of Common Stock for which the outstanding purchase rights are to be exercised on any particular date exceed the number of shares then available for issuance under the Plan, the available shares will be allocated pro-rata on a uniform and non-discriminatory basis, and any amounts credited to the accounts of participants will, to the extent not applied to the purchase of Common Stock, be promptly refunded.

    (h) RIGHTS AS STOCKHOLDER. A participant will have no rights as a stockholder with respect to shares subject to any purchase right held by such individual under the Plan until that right is exercised. No adjustments will be made for any dividends or distributions for which the record date is prior to such exercise date.

    (i) RECEIPT OF STOCK. As soon as practicable after the end of the Participation Period, the participant will be entitled to receive either a stock certificate for the number of purchased shares or confirmation from a captive broker utilized by the Corporation that the participant's account at the captive broker has been credited with the number of purchased shares.

    (j)   ASSIGNABILITY.   No  purchase right granted  to a  participant will be
assignable or transferable and will be exercisable only by the participant.

    (k) LIMITATIONS. Payroll deductions for purchase rights during a calendar year shall cease when such deductions for a participant exceed $25,000 (or such other maximum as may be prescribed from time to time by the Code) in accordance with the provisions of Section 423(b) (8) of the Code. No participant shall be granted a right to purchase Common Stock under this plan:

        (i) if such participant, immediately after his or her election to purchase the Common Stock, would own stock possessing more than five percent of the total combined voting power or value of all classes of stock of the Corporation, computed in accordance with Section 423(b)(3) of the Code;

        (ii) if under the terms of the Plan the rights of the participant to purchase stock under this and all other qualified employee stock purchase plans of the Corporation would accrue at a rate that exceeds $25,000 of fair market value of the Common Stock (determined at the time such right is granted) for each calendar year for which such right is outstanding at any time.

    (l) NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in this Plan or in any purchase right under the Plan shall confer on any participating employee any right to continue in the employ of the Corporation or any of its Subsidiaries or to interfere in any way with the right of the Corporation or any of its Subsidiaries to terminate his or her employment at any time.

    (m) LIMITS FOR EXECUTIVE OFFICERS. Commencing on the date that the Securities and Exchange Commission determines as the final effective date for registrants to implement conforming amendments to require compliance with new rules issued under Section 16(b) of the Securities Exchange Act of 1934, as amended, ("Exchange Act") relating to employee benefit plans, each participant subject to Section 16 of the Exchange Act ("Executive Officer") who ceases participation in the Plan may not renew participation in the Plan until the next quarterly enrollment period that is at least six (6) months from the date of the Executive Officer's decision to cease participation. Executive officers must satisfy such other limitations as the Committee, in its sole discretion, deems necessary to comply with the rules of the Exchange Act.

8. ADJUSTMENT IN NUMBER OF SHARES AND IN PURCHASE PRICE

    In the event there is any change in the shares of the Corporation through the declaration of stock dividends or a stock split-up, or through recapitalization resulting in share split-ups, or combinations or exchanges of shares, or otherwise, appropriate adjustments in the number of shares available for purchase, as well as the shares subject to purchase right and purchase price thereof, shall be made, provided that no fractional shares shall be subject to purchase and each purchase right shall be adjusted down to the nearest full share.

9. AMENDMENT OF THE PLAN

    The Board at any time, and from time to time, may amend the Plan, subject to the limitations, however, that except as provided in Section 8 (relating to adjustments upon changes in stock), no amendment shall be made, except upon approval of the shareholders of the Corporation, which will:

        (a) Increase the number of shares issuable under the Plan,

        (b) Alter the purchase price formula so as to reduce the purchase price,

        (c) Otherwise materially increase the benefits accruing to participants under the Plan, or

        (d) Materially modify the requirements for eligibility to participate in the Plan.

    The rights and obligations with respect to purchase rights at any time outstanding under the Plan may not be altered or impaired by any amendment of the Plan.

10. TERMINATION OR SUSPENSION OF PLAN

    The Board may at any time suspend or terminate the Plan, but no such action may adversely affect the participant's rights and obligations with respect to purchase rights at the time outstanding under the Plan. No Participation Period may commence while the Plan is suspended or after it is terminated.

                                                                       EXHIBIT B

                       NATIONAL SEMICONDUCTOR CORPORATION
                      GLOBAL EMPLOYEES STOCK PURCHASE PLAN

1. TITLE OF PLAN

    The title of this plan is the National Semiconductor Corporation Global Employees Stock Purchase Plan, hereinafter referred to as "Plan" or "GESPP."

2. PURPOSE

    The Plan is intended to encourage ownership of Common Stock of the Corporation by employees of the Corporation's Subsidiaries located outside the United States and to provide incentives for them to exert maximum efforts for the success of the Corporation on a consolidated basis. By extending to employees the opportunity to acquire proprietary interests in the Corporation and to participate in its success, the Plan may be expected to benefit the Corporation and its shareholders by making it possible for the Corporation to attract and retain qualified employees on a worldwide basis.

3. DEFINITIONS

    As used in this Plan:

        (a) "Base Compensation" means the basic or regular guaranteed compensation as determined in accordance with the policies and procedures of the employing Company, but excluding other forms of renumeration such as salary continuance, severance benefits, redundancy pay, termination indemnities and other post employment benefits.

        (b) "Board" means the Board of Directors of the Corporation.

        (c) "Committee" means the Stock Option and Compensation Committee of the Board.

        (d) "Common Stock" means the $.50 par value common stock of the Corporation.

        (e) "Company" means each Subsidiary with operations outside the United States that has adopted the GESPP.

        (f) "Company's Share" or "Company Share" means, with respect to Common Stock purchased on behalf of participants on an Investment Date for a Participation Period, the excess of (whichever is applicable) the (1) actual purchase price of the Common Stock on the Investment Date, if the Common Stock is purchased on the New York Stock Exchange, or (2) the opening price of the Common Stock on the New York Stock Exchange if the Common Stock is acquired from the Corporation or the GESPP Fund over the lesser of eighty-five percent (85%) of the New York Stock Exchange opening price for the Common Stock on the first (1st) business day on the New York Stock Exchange coincident with or next following the first day of the calendar quarter for the applicable Investment Date, or (whichever is applicable) (1) eighty-five percent (85%) of the actual purchase price for such Common Stock on such Investment Date if the Common Stock is purchased on the New York Stock Exchange, or (2) eighty-five percent (85%) of the opening price for the Common Stock as of the Investment Date on the New York Stock Exchange if the Common Stock is acquired from the Corporation or the GESPP Fund.

        (g) "Corporation" means National Semiconductor Corporation.

        (h) "Eligible Employee" means, as determined by the employing Company, any individual who is employed on a regular basis by the Company and is on the payroll of the Company, but excluding any employees who (1) are United States citizens or residents, (2) are not permitted to participate by reason of local law or regulation, (3) are considered 5% (five percent) owners of the Corporation by reason of Section 423 of the United States Internal Revenue Code, (4) by reason of Section 16 of the United States Securities Exchange Act of 1934 are required to report their trading in Common Stock,
    (5) directors of the Corporation who are not full time or part time employees of a Company, or (6) are otherwise excluded by the Company under uniform and consistent rules.

        (i) "Fiduciary" means the fiduciary holding the GESPP Fund.

        (j) "GESPP Fund" or "Fund" means the fund held under the GESPP Fund Agreement.

        (k) "GESPP Fund Agreement" means the National Semiconductor Corporation Global Employees Stock Purchase Plan Master Fund Agreement between the Fiduciary and the NS Principal establishing the GESPP Fund.

        (l) "Investment Date" means, with respect to a Participation Period, (1) the last business day of each calendar quarter both on the New York Stock Exchange and in the country in which the Fiduciary is sited if Common Stock is purchased from the Corporation or from the GESPP Fund, or (2) such last business day of the next following calendar month, if Common Stock is purchased on the New York Stock Exchange.

        (m) "NS Principal" means the sponsor of the GESPP and the Company that is signatory to the GESPP Fund Agreement.

        (n) "Participation Period" means, with respect to a calendar quarter, the period commencing on the first (1st) day of a Pay Period coincident with or next preceding the first day of the calendar quarter and ending with the last day of the Pay Period coincident with or next preceding the last day of the corresponding calendar quarter.

        (o) "Pay Period" means the pay period used by a Company from time to time.

        (p) "Sales Date" means the fifth (5th) and twentieth (20th) days of each calendar month, or if either date is not a business day on the New York Stock Exchange and in the country in which the Fiduciary is sited, the next preceding date that is such a business day.

        (q) "Sales Price" means, with respect to each share of Common Stock sold on a Sales Date, (1) the actual sales price for the Common Stock on a Sales Date, if the Common Stock is sold on the New York Stock Exchange, or (2) the opening price for a share of Common Stock on the New York Stock Exchange if the Common Stock is sold to the Corporation or to the GESPP Fund.

        (r) "Share Transaction Date" means the Investment Date, the Sales Date, or both, as the context may require.

        (s) "Share Value" means the average price per share of Common Stock net of share transaction costs purchased by the Fiduciary on an Investment Date for purposes of any investment in Common Stock, or the average price per share of Common Stock net of transaction costs sold by the Fiduciary for purposes of any sales of Common Stock on a Sales Date, as the case may be; PROVIDED, HOWEVER, that for purposes of written statements of account and monthly valuations, the Share Value shall be the opening price per share of Common Stock on the New York Stock Exchange on each Sales Date.

        (t) "Subsidiary" means any corporation in which the Corporation controls, directly or indirectly, fifty percent (50%) or more of the combined voting power of all classes of stock and which has been designated by the Committee as a corporation whose employees may participate in this Plan.

4. STOCK SUBJECT TO THE PLAN

    The total number of shares of Common Stock which may be acquired by the Fiduciary for the account of Plan participants or by participants directly under the Plan is 5,000,000, which may be unissued shares, reacquired shares, or shares bought on the market.

5. ADMINISTRATION -- GENERAL PROVISIONS

    (a) The Plan shall be administered by each participating Company in accordance with such terms, conditions and provisions as may be adopted by the Committee from time to time.

    (b) The Committee shall have the plenary power, subject to and within the limits of the express provisions of this Plan:

        (i) to construe and interpret the Plan and to establish, amend, and revoke rules and regulations for its administration. The Committee, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise, may correct any defect, or supply any omission or reconcile any inconsistency in the Plan or in any instrument associated with the Plan in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (ii) to the extent not provided in this Plan, to establish the terms under which Common Stock may be purchased by the Fund or participants.

6. PARTICIPATION

    (a) After the Plan is adopted by the employing Company, each Eligible Employee in the Company shall be eligible for participation in the Plan at the next practicable Participation Period. Membership in the Plan shall be wholly voluntary.

    (b) Written application forms for  participation shall include at a  minimum
(1) a payroll deduction authorization specifying the amount of payroll deductions, (2) a beneficiary designation, (3) an agreement to be bound by all of the applicable terms and conditions of the Plan, the GESPP Fund Agreement and any rules established thereunder, (4) a specification of the employee's tax residence and citizenship, (5) an agreement that information obtained in connection with the employee's Plan participation may be communicated outside the country in which he or she is employed, (6) a statement requesting treaty protection for purposes of any applicable United States withholding taxes on cash dividends, if any, earned on the Common Stock and, solely for such purposes, an agreement that the employee's identity may be disclosed to the taxing agency of the United States and the country in which the employee resides or is employed, (7) to the extent applicable, whether an employee will make a net or gross withholding election, (8) to the extent applicable, an election to have the shares purchased on behalf of the participant on the Investment Date for the Participation Period distributed to the participant in the form of a share certificate evidencing the number of whole shares so purchased, (9) a notice that the employee's participation will continue unchanged in the Plan unless the employee terminates from service or notifies the Company in writing that the employee wishes to change participation, and (10) any other information deemed necessary or desirable by the Company. The Company shall periodically notify employees of the Plan and shall furnish enrollment applications when requested by employees and take other necessary or appropriate action to enroll Eligible Employees.

    (c) The Plan participation of an employee shall cease when he or she is no longer an Eligible Employee, terminates from service, upon payment to the participant of his or her entire account, or upon the participant's death.

    (d) The Company shall establish and maintain for all participants an account showing the employee's interest under the Plan, designated in shares of Common Stock, including separate accounts showing (1) the portion of the account attributable to payroll deductions and (2) the portion of the account attributable to the Company's Share, and all other relevant data pertaining thereto. Each participant shall be furnished with a written statement of the value of the account and the value of each other separate interest semiannually and upon any distribution to the participant.

    (e) No person shall be entitled to any right, title or interest in or to any GESPP Fund assets or Common Stock except at the time and upon the applicable terms and conditions expressly set forth in the Plan and the GESPP Fund Agreement.

7. PARTICIPANT PAYROLL DEDUCTIONS

    (a) A participant may make payroll deductions under the Plan only through payroll deductions authorized by the participant. A participant may elect payroll deductions under the Plan of up to ten percent (10%) of the participant's Base Compensation for a Participation Period in multiples of one percent (1%); PROVIDED, HOWEVER, no participant may purchase more than US $25,000 worth of Common Stock each calendar year, as determined with reference to the opening price of the Common Stock on the New York Stock Exchange on the first date of each Participation Period during the calendar year (or the next preceding business day on the New York Stock Exchange if that date is not a business day). The Company shall pay to the GESPP Fund the payroll deductions for each Participation Period. Once a participant has enrolled, participation shall be on a continuing basis at the level selected by the participant until changed by the participant or until the Plan has otherwise terminated.

    (b) The participant may change the election for the rate of payroll deductions, or resume making payroll deductions as of the first (1st) day of any Participation Period by filing with the Company the appropriate forms before the final entry date for the Participation Period.

    (c) A participant may temporarily suspend all payroll deductions as of the first (1st) day of the first reasonably practicable Pay Period, without terminating participation in the Plan, by filing the prescribed election form with the Company. Payroll deductions shall be automatically suspended during the period of time that the participant (1) is no longer an Eligible Employee, (2) ceases to receive Base Compensation or (3) remains employed after the termination of the Plan with respect to the participant. A participant whose payroll deductions have been suspended may resume making payroll deductions only in accordance with Section 6(b).

    (d) No later than is practicable with respect to each Investment Date for each Participation Period, the Company shall deliver to the Fiduciary all payroll deductions in cash for Pay Periods included in that Participation Period.

8. COMPANY'S SHARE

    (a) The Company shall contribute an amount to the GESPP Fund on behalf of each participant who makes payroll deductions for a Participation Period equal to the Company's Share for that Participation Period; PROVIDED, HOWEVER, that no Company Share shall be made for a Participation Period on behalf of any participant who is not employed by the Company on the last day of the Participation Period. The Company's Share for a Participation Period shall be paid to the GESPP Fund in the same manner and at the same time as the corresponding payroll deductions, or as soon as administratively practicable thereafter.

    (b) In those countries where participants incur current tax and/or social charges liability on the Company's Share when paid to the GESPP Fund and local law permits the Company to withhold such liability from current pay, a participant may make an election no more than once a year to either have withholding taken from pay earned during a maximum of three (3) Pay Periods, to the maximum extent permitted by law that is administratively practicable, or from the Company Share attributable to the participant, thus resulting in a smaller number of shares of Common Stock being allocated to the participant's account.

9. INVESTMENT OF FUNDS

    (a) All amounts received under the Plan for a Participation Period, including payroll deductions and the amount of the Company Share, shall be delivered to the Fiduciary and initially held in an unallocated account, to be invested and reinvested in Common Stock on the corresponding Investment Date. Notwithstanding the foregoing or other provisions of the Plan to the contrary, in the event a participant is not employed by the Company on the last day of a Participation Period or has ceased making payroll deductions during the Participation Period, (1) no Common Stock will be purchased on behalf of the participant for the corresponding Participation Period, (2) no Company Share shall be made on behalf of the participant and (3) the Company shall return all payroll deductions made by the participant for the Participation Period (but no interest on such deductions).

    (b) If allowed by the laws of the country, for each Participation Period, a participant may elect to receive a share certificate evidencing the number of whole shares purchased on behalf of the participant on the corresponding Investment Date. In the event a participant makes such an election, the share certificate shall be distributed to the participant as soon as practicable after the Investment Date.

    (c) Any cash reserves shall be invested in a short-term interest bearing current account maintained by the Fiduciary. Any cash awaiting investment in Common Stock that is not denominated in U.S. dollars when received by the Fiduciary shall be converted by the Fiduciary into cash denominated in U.S. dollars no later than the end of the business day in the country of the Fiduciary coincident with or next following the day such amounts are received. Any currency exchange involving cash reserves may be made through the currency exchange facilities of the Fiduciary unless and until NS Principal notifies the Fiduciary to the contrary.

    (d) If the Fiduciary advises NS Principal that it is not reasonably able to prudently purchase or liquidate the necessary number of shares of Common Stock on any Share Transaction Date, the number of shares purchased or liquidated with respect to any participant who filed an election requesting the purchase or liquidation of shares on a participant's behalf shall be reduced in proportion to the ratio which the aggregate number of shares which the Fiduciary determines may prudently be purchased or liquidated on the Share Transaction Date bears to the aggregate number of shares which are otherwise to be purchased or liquidated on behalf of all participants on that Share Transaction Date.

10. VALUATIONS AND MAINTENANCE OF PARTICIPANTS' ACCOUNTS

    (a) Participants' accounts will be valued on a monthly basis. Such valuation shall be conclusive and binding upon all persons having an interest in the GESPP Fund.

    (b) All amounts received by the Fiduciary shall be held in an unallocated account and invested by the Fiduciary in cash reserves until applied on the Investment Date for the Participation Period towards the acquisition of Common Stock. As of that Investment Date, the Common Stock so acquired shall be credited to the participant's account unless the participant has made an election to receive a share certificate for the corresponding Participation Period.

    (c) Cash reserves shall be separately valued and all earnings on cash reserves shall be credited to the corresponding unallocated account and no earnings on cash reserves shall be credited to any participant's account.

    (d) In valuing Common Stock as of any date, the Share Value shall be determined on that date. The value of any account as of any date, if expressed in the monetary units of a specific currency shall, to the extent necessary, be determined by applying the Fiduciary's applicable closing currency exchange conversion rate on the date, or if not feasible, by applying a similarly objective standard.

    (e) The earnings on the portion of the unallocated account in the GESPP Fund invested in cash reserves shall be used to pay the expenses of administering the Plan. Any residual taxes or expenses shall be equitably allocated among the constituent separate accounts for each country.

    (f) Brokerage fees, transfer taxes and any other expenses incident to the purchase or sale of Common Stock by the Fiduciary shall be deemed to be part of the cost of the purchase or sale of the Common Stock unless the Corporation, NS Principal or the Company elects to pay such fees, taxes or other expenses.

11. SALES OF SHARES

    (a) A participant may elect to sell shares from his or her account and the Share Value derived from the Sales Price for such sale shall be paid as soon as practicable after the applicable Sales Date, by filing an election with the Company.

    (b) The participant's sales request shall specify the number of whole shares the participant wishes to be liquidated and the proceeds therefrom paid to him or her. The number of shares the participant has selected shall then be liquidated (or such lesser number that may be liquidated by reason of Section 9(d)) on the applicable Sales Date. The cash amount paid to the participant shall be the Share Value for the shares liquidated for the Sales Price on the Sales Date.

    (c) The Share Value based on the Sales Price to be paid to a participant who has requested a sale of shares shall be made in a cash lump sum payment as soon as practicable after the applicable Sales Date. In no event may a participant who is still employed receive any portion of such payment in the form of a share certificate.

    (d) The cash amount to be paid to a participant (or in the case of the participant's death, his or her beneficiary) under Sections 10 or 11, shall be converted, if necessary, into the appropriate currency for the country of the participant's employment on the applicable Sales Date, if the currency exchange is effected by the Fiduciary. If any necessary currency exchange is not effected by the Fiduciary, the conversion shall occur as soon as practicable after the Sales Date.

12. SPECIAL RULES UPON AND AFTER TERMINATION FROM SERVICE

    (a) Upon termination from service during a Pay Period, a participant (or upon his or her death, his or her beneficiary) may receive payment for his or her account as soon as possible after the first practicable Sales Date following the calendar month during which such Pay Period ends. Upon or after termination from Service, any cash reserves (but no interest on such cash reserves) not invested in Common Stock on the Investment Date next preceding the Sales Date on which the entirety of the participant's account is to be distributed to the participant (or his or her beneficiary in the event of the participant's death) shall be credited to the participant's account as of such Sales Date.

    (b) Upon termination from service, a participant has the option to keep his or her account in effect, provided the total number of shares in the account is more than fifty (50). Upon termination from service, and if permitted by applicable law, a participant (but not the participant's beneficiary in the event of the participant's death) may elect a one-time share distribution by filing an election with the Company. A share distribution shall consist of (1) a share certificate evidencing the number of whole shares credited to the participant's account, as of the applicable Sales Date and (2) the cash Share Value of any fractional share liquidated for the Sales Price, or cash reserves credited to the participant's account as of such Sales Date.

    (c) If a participant has fifty (50) or fewer shares credited to his or her account upon or after termination from service and if the participant does not elect a share distribution in accordance with Section 12(b), the participant shall automatically receive a cash lump sum payment for his or her entire account. If a participant dies while in service or after his or her termination from service, then at the first practicable Sales Date thereafter following notice to the Company of the participant's death, the participant's beneficiary shall automatically receive a cash lump sum payment for the participant's entire account. For purposes of this Section, the cash lump sum payment shall be in an amount equal to the sum of (1) the aggregate Share Value obtained by liquidating all remaining shares credited to the participant's account for the Sales Price on the applicable Sales Date and (2) any cash reserves credited to such participant's account as of such Sales Date.

13. RIGHTS AND RESTRICTIONS APPLICABLE TO SHARES

    (a) All shares (including any fractional shares) held in the GESPP Fund shall be voted by the Fiduciary at the direction of participants in accordance with rules adopted by NS Principal.

    (b) In the event any transaction which is evidenced by the filing of a Statement on Schedule 14D-1 with the Securities and Exchange Commission under the United States Securities Exchange Act of 1934, or in the event of any other similar transaction (a "Tender Offer"), including, but not limited to, a "self-tender", then, all, any part or none of the Common Stock (including any fractional shares) held in the GESPP Fund shall be tendered and sold or exchanged pursuant to such Tender Offer by the Fiduciary at the direction of participants in accordance with rules adopted by NS Principal. Each participant shall have the right to direct the Fiduciary to tender and sell or exchange, pursuant to such Tender Offer, all, any part or none of that number of shares credited to the participant's account as of the Sales Date next preceding the date the Fiduciary is notified of the initiation of such Tender Offer.

    (c) Shares held or distributed by the Fiduciary may include such legends or may be subject to such terms, conditions, stop-transfer orders or other restrictions on transferability as NS Principal may reasonably require in order to assure compliance with the applicable (1) securities or other laws or regulations of any country or (2) the terms of the Plan or the GESPP Fund Agreement. Each person who has shares distributed to him or her from the GESPP Fund shall be issued a certificate for the shares which shall be registered in the name of the recipient, and may bear an appropriate legend reciting the terms, conditions, and restrictions applicable to such shares and may be subject to appropriate stop-transfer orders.

    (d) The Corporation, NS Principal and each Company shall take all reasonable actions to assure that, as of each Sales Date, the Fiduciary has an accurate list of all participants and the number of shares credited to their accounts. The Corporation, NS Principal and each Company agree to render any reasonably necessary and appropriate assistance that the Fiduciary requests to assure a proper distribution of any cash dividends, an accurate and confidential collection and tabulation of voting directions and, for purposes of Section 13(b), a timely tender by the Fiduciary in accordance with such directions, including, but not limited to, reasonable compliance with applicable securities or other laws or regulations for each applicable country.

    (e) The number of shares authorized for the Plan and participants' accounts shall be equitably adjusted in the event of any changes in the outstanding shares of the Corporation by reason of any share dividend or split, recapitalization, rights issue, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change.

    (f) The Plan shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of stock or shares or of options, warrants or rights to purchase stock or shares or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect shares or the rights thereof or which are convertible into or exchangeable for shares, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14. DESIGNATION OF BENEFICIARIES

    (a) If and to the extent it supersedes any laws of general application of a country that specifies the persons or entities who are to receive payment for a participant's account upon a participant's death, then the participant shall file with the Company on the prescribed beneficiary designation form, a designation of one or more persons as the beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his or her death. A participant may from time to time revoke or change the beneficiary designation without the consent of any prior beneficiary by filing a new designation form with the Company. The last such designation form received by the Company shall be controlling provided it is received by the Company prior to the participant's death.

    (b) If no designation meeting the requirements of Section 14(a) is effective at the time of a participant's death, or if no beneficiary survives the participant, the amount, if any, payable under the Plan upon the participant's death shall be paid to the participant's spouse or if the participant has no spouse, then to his or her estate.

    (c) The Company may require and rely upon such proof of death and such other evidence of the right of any person to receive any amount payable under the Plan as the Company may deem appropriate. If the Company is in doubt as to the right of any person to receive such amount, the Company may direct the Fiduciary to pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan, the GESPP Fund and any Company therefor.

    (d) Notwithstanding the foregoing provisions, in the event the laws of general application of a country would override any beneficiary designation, then a participant's beneficiary designation shall automatically be the persons or entities that are entitled to receive payment for the participant's account upon the participant's death under the applicable laws of the country.

15. ADMINISTRATION -- SPECIFIC PROVISIONS

    (a) Each Company shall have general responsibility for the administration and interpretation of the Plan for its employees and NS Principal shall have overall responsibility for the operation of the Plan in all countries. In the case of any inconsistency or conflict between a decision, determination, construction or interpretation by NS Principal and the Company, the decision, determination, construction or interpretation by NS Principal shall control unless NS Principal elects otherwise.

    (b) The Fiduciary shall have responsibility for the management and control of the assets of the GESPP Fund. NS Principal shall periodically review the performance and methods of the Fiduciary under the Plan and may appoint and remove or change any such Fiduciary.

    (c) NS Principal or the Company may engage such certified public accountants or legal counsel, and make use of such agents and clerical or other personnel, as NS Principal or the Company shall require or may deem advisable for purposes of meeting their responsibilities under the Plan. NS Principal or the Company may rely upon the written opinion of such counsel and such accountants or such other experts to which it reasonably delegates responsibilities. NS Principal or the Company may delegate to any such agent its authority to perform any of its responsibilities hereunder; PROVIDED, HOWEVER, that such delegation shall be subject to revocation at any time at the discretion of NS Principal or the Company, as the case may be.

    (d) No employee, officer or member of the Board or equivalent governing body of the Corporation, NS Principal or any NS Company shall be personally liable by reason of any contract or other instrument duly executed by him or her, or on his or her behalf, in respect of the Plan, nor for any mistake of judgment made in good faith.

16. ADOPTION AND WITHDRAWAL BY PARTICIPATING NS COMPANIES

    (a) Any Company may adopt the Plan by appropriate corporate or other action with the consent of NS Principal.

    (b) Any Company may withdraw from its participation in the Plan by giving NS Principal and the Fiduciary prior notice specifying a withdrawal date which shall be a Sales Date at least sixty (60) days (or such shorter period as NS Principal may consent to) subsequent to the date such notice is received by NS Principal. NS Principal may terminate any Company's participation in the Plan, as of any withdrawal date it specifies, for any reason, including, but not limited to, the failure of the Company to pay the proper Company Share to the GESPP Fund or to take appropriate action to assure compliance with any other provision of the Plan, the GESPP Fund Agreement or with any applicable requirements of any country or agency. Notice of any withdrawal of a Company from the GESPP by NS Principal shall be given to the Fiduciary and the withdrawing Company. The transfer of a Company or a division, facility, operation or trade or business of a Company to an entity that is not an NS Company, with respect to a group of participants, shall be treated as a withdrawal of a participating Company for purposes of this Section without further action by NS Principal or any Company.

    (c) Upon the withdrawal of any participating Company, no further payroll deductions or corresponding Company Share on behalf of affected participants shall be made for Pay Periods ending after the withdrawal date, and no amount shall thereafter be payable under the Plan to or in respect of any affected participants except as provided herein. Any rights of participants or employees who had been or are employed by other NS Companies shall be unaffected by such withdrawal and any transfers, distributions or other dispositions of the assets of the GESPP Fund attributable to the employees of a withdrawing Company shall constitute a complete discharge of all liabilities under the Plan and the GESPP Fund with respect to such Company's participation in the Plan and with respect to any affected participant or beneficiary.

    (d) Upon a Company's withdrawal from the Plan, NS Principal may direct that the accounts of affected participants continue to be maintained under the Plan as if such withdrawal had not occurred, or, after payment of or provision for expenses and charges and appropriate adjustment of the accounts of all such participants as described in Section 17 (as if the withdrawal date were the termination date), the value of such Accounts may be paid from the GESPP Fund in the manner described in Section 17.

17. AMENDMENT OR TERMINATION OF THE PLAN, GESPP FUND AND GESPP FUND AGREEMENT

    (a) NS Principal and the Corporation reserve the right at any time, either prospectively or retroactively, to amend, suspend or terminate the Plan, any contributions thereunder or the GESPP Fund, in whole or in part, and for any reason and without the consent of any participant, beneficiary or Company. The Company reserves the right, with the consent of NS Principal and the Corporation, at any time either prospectively or retroactively, to amend or suspend the Plan with respect to its employees working in a country, or any contributions thereunder, in whole or in part, and for any reason without the consent of any participant or beneficiary. No amendment may be made except upon approval of the shareholders of the Corporation which will increase the number of shares authorized for the Plan, alter the purchase price formula for stock purchased under the Plan, otherwise materially increase the benefits accruing to Plan participants or materially modify the requirements for Plan participation. Notwithstanding the foregoing, and except as provided in Sections 16 and 17, no action shall reduce the number of shares credited to any participant's account prior to such action, nor otherwise materially and substantially diminish any participant's rights with respect to shares credited to his or her account under the Plan prior to such action, as determined by NS Principal or the Company with NS Principal's consent, as the case may be. Prompt notice specifying the adoption date and effective date of any amendment, modification, suspension or termination of the Plan shall be given by the Corporation, NS Principal or the Company, whichever adopts the action, to the others, the Fiduciary and to all Companies.

    (b) Upon complete termination of the Plan by NS Principal for all NS Companies, no further payroll deductions or corresponding Company Share shall be made for Pay Periods ending after the effective date of termination (the "termination date"), and no amount shall thereafter be payable under the Plan except as provided herein. Transfers, distributions or other dispositions of the assets of the GESPP Fund as provided in this Section shall constitute a complete discharge of all liabilities under the Plan and the GESPP Fund.

    (c) Upon complete termination of the Plan, final valuation of the GESPP Fund and each constituent part shall be made in a manner consistent with the provisions of Section 10, to the extent it is practicable, and such provisions shall be applied as if the termination date was a Sales Date following the participant's request for a share distribution upon termination from service.

    (d) Subject to receipt of such legal determinations, approvals or notifications as NS Principal may deem necessary or advisable for a country with the advice of the Company, as soon as practicable after the final valuation of the Fund as provided herein, the entire balance of the account of each participant in service shall be distributed to the participant (or, in the case of the participant's intervening death, his or her beneficiary) in a lump sum payment, in cash or shares, at the election of NS Principal, and in accordance with such other uniform terms and conditions as may be established by the Company.

18. GENERAL LIMITATIONS AND PROVISIONS

    (a) Each participant shall bear all risks in connection with any decrease in the value of the assets of the GESPP Fund and the participant's account. Neither NS Principal, the Corporation nor the Company, nor any employee, officer or director thereof, shall be liable or responsible therefor.

    (b) Any NS Company may cause to be made, as a condition prior to any payment in connection with the Plan, appropriate arrangements for the withholding of any taxes or social charges required for a country.

    (c) The separate account for a country maintained as a constituent part of the GESPP Fund shall be the sole source of payment under the Plan for that country and the Corporation and NS Principal shall not have any responsibility for payment. Each person who shall claim the right to any payment under the Plan shall be entitled to look only to the employing Company for such payment and shall not have any right, claim or demand therefor against the GESPP Fund, the Corporation or NS Principal, or any employee, officer, director or agent thereof.

    (d) Nothing contained in the Plan shall give any employee the right to be retained in the employment of any NS Company or affect the right of any employer to dismiss any employee and the adoption and maintenance of the Plan shall not constitute an inducement to, or condition of, the employment of any employee.

    (e) No amount payable at any time under the Plan shall be subject in any manner to alienation in any form or of any kind subject to the debts or liabilities of any person, and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If any person shall, or attempt to, alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any amount payable under the

Plan or any part thereof or if, by reason of his or her bankruptcy or other event happening at any such time, such amount would be made subject to his or her debts or liabilities or would otherwise not be enjoyed by him or her, then the Company, if it so elects, may direct that such amount be withheld and that the same or any part thereof be paid or applied to or for the benefit of such person, his or her spouse, children or other dependents, or any of them, in such manner and proportion as the Company may deem proper.

    (f) The Company with consent of NS  Principal may make such rules as  deemed
appropriate   for  handling  payment   of  accounts  to   lost  participants  or
beneficiaries.

    (g) The GESPP Fund Agreement constitutes a part of the Plan. Any and all rights accruing to any person under the Plan shall be subject to the terms of the GESPP Fund Agreement. Except as otherwise provided in the Plan, in no event shall any part of any constituent separate account of the GESPP Fund be used for or diverted to any purposes other than for the exclusive benefit of corresponding participants and their beneficiaries under the Plan for that country.

    (h) If any Company Share or payroll deduction is paid by mistake of fact or law, an amount shall be returned upon the direction of the Company to the Fiduciary as soon as practicable in accordance with rules adopted by the NS Principal.

    (i) All elections, designations, requests, notices, instructions and other transmittals or communications from any person to the Corporation, NS Principal or any Company required or permitted under the Plan shall be in writing, and communications will be deemed received under the rules established for the Plan for receipt of communications made in accordance with such procedures and forms as such companies respectively may establish.

    (j) Except as otherwise expressly required under the laws of a country, the Plan and all rights thereunder shall be governed by and construed in accordance with the laws of the state of Delaware, United States of America. Should any provision of this Plan be determined by a court of competent jurisdiction to be unlawful or unenforceable for a country, such determination shall in no way affect the application of that provision in any other country, or any of the remaining provisions of the Plan.

                                                                       EXHIBIT C

                       NATIONAL SEMICONDUCTOR CORPORATION
                               STOCK OPTION PLAN
                (AS AMENDED AND RESTATED THROUGH APRIL 22, 1994)

1. TITLE OF PLAN

    The title of this Plan is the National Semiconductor Corporation Stock Option Plan, hereinafter referred to as the "Plan", and formerly known as the National Semiconductor Corporation 1977 Stock Option Plan.

2. PURPOSE

    The Plan is intended to align the interests of eligible key employees of National Semiconductor Corporation (hereinafter called the "Corporation") and its subsidiaries (as hereinafter defined) with the interests of the stockholders of the Corporation and to provide incentives for such employees to exert maximum efforts for the success of the Corporation. By extending to key employees the opportunity to acquire proprietary interests in the Corporation and to participate in its success, the Plan may be expected to benefit the Corporation and its stockholders by making it possible for the Corporation to attract and retain the best available talent and by rewarding key management and technical personnel for their part in increasing the value of the Corporation's shares. It is further intended that options granted pursuant to this Plan may be incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or may be options which are not incentive stock options (hereinafter called "non-qualified stock options").

3. STOCK SUBJECT TO THE PLAN

    There will be reserved for issue upon the exercise of options granted under the Plan 32,754,929 shares of the Corporation's $.50 par value Common Stock, subject to adjustment as provided in Paragraph 8, which may be unissued shares, reacquired shares, or shares bought on the market. If any option which shall have been granted shall expire or terminate for any reason (including, but not limited to, cancellation by agreement in exchange for the grant of new option(s) under the Plan) without having been exercised in full, the unpurchased shares shall again become available for the purposes of the Plan (unless the Plan shall have been terminated).

4. ADMINISTRATION

    (a) The Plan shall be administered by a committee of the Board of Directors of the Corporation (the "Committee") which shall be appointed by a majority of the whole Board. The Committee shall be constituted to permit the Plan to comply with (i) Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Exchange Act") and any successor rule and (ii) IRS regulations issued under
Section 162(m) of the Code, and shall initially consist of not less than three members of the Board, all of whom are ineligible for benefits under the Plan and none of whom has been so eligible for at least one year prior to serving on such Committee.

    (b) The Committee shall have the plenary power, subject to and within the limits of the express provisions of the Plan:

        (i) To determine from time to time which of the eligible persons shall be granted options under the Plan; the time or times (during the term of the option) within which all or portions of each option may be exercised and the number of shares for which an option or options shall be granted to each of them. Notwithstanding the foregoing, no person may be granted more than 500,000 options during any one fiscal year of the Corporation.

        (ii) To construe and  interpret the Plan and  options granted under  it,
    and   to  establish,  amend,  and  revoke  rules  and  regulations  for  its administration. The Committee, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise, may correct any defect, or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (iii) To prescribe the terms and provisions of each option granted (which need not be identical).

        (iv) To determine whether options granted shall be incentive stock options or non-qualified stock options.

        (v) To determine whether options granted shall be transferable without consideration to immediate family members or family trusts for the benefit of optionee's immediate family members. As used herein, "immediate family" means parents, spouses and children.

    (c) The Committee may grant new options in exchange for the cancellation of stock options previously granted under the Plan or under any other stock option plan of the Corporation, and the purchase price of such new options shall be as determined by the Committee (and such purchase price may be lower than the purchase price of the cancelled options).

5. ELIGIBILITY

    Options may be granted only to regular salaried officers and key employees of the Corporation and its subsidiaries. The term "subsidiary" corporation shall mean any corporation in which the Corporation controls, directly or indirectly, fifty percent (50%) or more of the combined voting power of all classes of stock. A director of the Corporation shall not be eligible for the benefits of the Plan unless such person also is a regular salaried employee of the Corporation and/or of any subsidiary.

6. TERMS OF OPTION AND OPTION AGREEMENTS

    Each option shall be evidenced by a written Stock Option Agreement which may expressly identify the options as incentive stock options or as non-qualified stock options, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate; provided, however, that the grant of a non-qualified option pursuant to this Plan shall in no way be construed to be an alternative to the right of an employee to purchase stock pursuant to any incentive stock option heretofore or hereafter granted to an employee pursuant to any stock option plans now in existence or hereafter adopted by the Corporation. The terms of the option agreements need not be identical, but each option agreement shall include, by appropriate language, or be subject to, the substance of all of the applicable following provisions:

        (a) The purchase price under each option granted shall be as determined by the Committee but shall in no instance be less than 100% of fair market value on the date of grant. The fair market value on the date of grant shall be the opening price of the Common Stock on the New York Stock Exchange on such date (or if there shall be no trading on such date, then on the first previous date on which there is such trading).

        (b) The maximum term of any incentive stock option shall be ten years from the date it was granted.

        (c) The maximum term of any non-qualified stock option shall be ten years and one day from the date it was granted.

        (d) An option may not be exercised to any extent, either by the person to whom it was granted or by the grantee's transferee, or by any person after the grantee's death, unless the person to whom the option was granted has remained in the continuous employ of the Corporation, or of a subsidiary, for not less than six months from the date when the option was granted. Otherwise, each option shall be exercisable as determined by the Committee.

        (e) The Corporation, during the terms of options granted under the Plan, at all times will keep available the number of shares of stock required to satisfy such options.

        (f) The Corporation will seek to obtain from each regulatory commission or agency having jurisdiction such authority as may be required to issue and sell shares of stock to satisfy such options.

    Inability of the Corporation to obtain from any such regulatory commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance and sale of its stock to satisfy such options shall relieve the Corporation from any liability for failure to issue and sell stock to satisfy such options pending the time when such authority is obtained or is obtainable.

        (g) Neither a person to whom an option is granted nor his or her transferee, legal representative, heir, legatee, or distributee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until he or she has exercised his or her option pursuant to the terms thereof.

        (h) In order to be exempt under Section 16 of the Exchange Act, the option may not be transferable except by will or by the laws of descent or distribution, and during the lifetime of the person to whom the option is granted he or she alone may exercise it.

        (i) An option shall terminate and may not be exercised if the person to whom it is granted ceases to be continuously employed by the Corporation, or by a subsidiary of the Corporation, except (subject nevertheless to the last sentence of this subparagraph (h)): (1) if the grantee's continuous employment is terminated for any reason other than (i) retirement, (ii) permanent disability, or (iii) death, the grantee or the grantee's transferee may exercise the option to the extent that the grantee was entitled to exercise such option at the date of such termination at any time within a period of three (3) months following the date of such termination, or if the grantee shall die within the period of three (3) months following the date of such termination without having exercised such option, the option may be exercised within a period of one year following the grantee's death by the grantee's transferee or the person or persons to whom the grantee's rights under the option pass by will or by the laws of descent or distribution but only to the extent exercisable at the date of such termination; (2) if the grantee's continuous employment is terminated by (i) retirement, (ii) permanent disability, or (iii) death, the option may be exercised in accordance with its terms and conditions at any time within a period of five (5) years following the date of such termination by the grantee or the grantee's transferee, or in the event of the grantee's death, by the persons to whom the grantee's rights under the option shall pass by will or by the laws of descent or distribution; (3) if the grantee's continuous employment is terminated and within a period of ninety (90) days thereafter the grantee is recalled to the active payroll, the Committee may reinstate any portion of the option previously granted but not exercised. Nothing contained in this subparagraph (h) is intended to extend the stated term of the option and in no event may an option be exercised by anyone after the expiration of its stated term.

        (j) Option agreements evidencing incentive stock options shall contain such terms and provisions as may be necessary to render them incentive stock options pursuant to Section 422A of the Code and the Income Tax Regulation thereunder, as the same or any successor statute or regulations may at the time be in effect.

        (k) Nothing in this Plan or in any option granted hereunder shall confer on any optionee any right to continue in the employ of the Corporation or any of its subsidiaries, or to interfere in any way with the right of the Corporation or any of its subsidiaries to terminate his or her employment at any time.

7. TIME OF GRANTING OPTION

    The Committee shall determine the date on which options are granted under the Plan. All options granted must be approved at a meeting of the Committee by a majority of the members of the Committee. If an option agreement is not executed by an employee and returned to the Corporation on or prior to ninety
(90) days after the date the option is granted (or such earlier date as the Committee may specify), such option shall terminate.

8. ADJUSTMENT IN NUMBER OF SHARES AND IN OPTION PRICE

    In the event there is any change in the shares of the Corporation through the declaration of stock dividends or a stock split-up, or through recapitalization resulting in share split-ups, or combinations or exchanges of shares, or otherwise, the number of shares available for option, as well as the shares subject to any option and the option price thereof, shall be appropriately adjusted by the Committee.

9. PAYMENT OF PURCHASE PRICE AND WITHHOLDING TAXES

    (a) The purchase price for all shares purchased pursuant to options exercised must be either paid in full in cash, or paid in full, with the consent of the Committee, in Common Stock of the Corporation valued at fair market value on the date of exercise or a combination of cash and Common Stock. Fair market value on the date of exercise is the opening price of the Common Stock on the New York Stock Exchange on such date, or if there shall be no trading on such date, then on the first previous date on which there was such trading.

    (b) The Committee may permit the payment of all or part of the applicable withholding taxes due upon exercise of an option, up to the highest marginal rates then in effect, by the withholding of shares otherwise issuable upon exercise of the option. Option shares withheld in payment of such taxes shall be valued at the fair market value of the Corporation's Common Stock on the date of exercise as defined herein.

10. CHANGE IN CONTROL

    In the event the Corporation is merged into or acquired by another entity in a transaction involving a change in control, the Committee shall have the complete authority and discretion, but not the obligation, to accelerate the vesting of any outstanding options granted hereunder. The Committee may also ask the Board of Directors to negotiate, as part of any agreement involving a sale or merger of the Corporation, a sale of substantially all the Corporation's assets or similar transaction, terms providing protection for employees holding options under the Plan.

11. AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN

    (a) The Board may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. The Board will seek stockholder approval of an amendment if determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange on which the Corporation's stock is listed, or other applicable law or regulation.

    (b) The Plan shall continue in effect until all shares available for issuance under the Plan have been issued. An option may not be granted while the Plan is suspended or after it is terminated.

    (c) The rights and obligations under any options granted while the Plan is in effect shall not be altered or impaired by amendment, suspension or termination of the Plan, except with the consent of the person to whom the option was granted or the grantee's transferee or to whom rights under an option shall have passed by will or by the laws of descent and distribution.

12. EFFECTIVE DATE

    The Plan, as amended and restated, shall become effective on April 22, 1994, subject to approval by the stockholders of the Corporation within twelve (12) months after said date.

                                                                       EXHIBIT D

                       NATIONAL SEMICONDUCTOR CORPORATION
                        EXECUTIVE OFFICER INCENTIVE PLAN
                      (AS ADOPTED EFFECTIVE MAY 29, 1994)

1. OBJECTIVES

    The National Semiconductor Corporation Executive Officer Incentive Plan (the "Plan") is designed to retain executives and reward them for making major contributions to the success and profitability of the Company. These objectives are accomplished by making incentive Awards under the Plan and providing participants with a proprietary interest in the growth and performance of the Company.

2. DEFINITIONS

    (a) AWARD -- The Award to a Plan participant pursuant to terms and conditions of the Plan.

    (b) AWARD AGREEMENT -- An agreement between the Company and a participant that sets forth the terms, conditions and limitations applicable to an Award.

    (c)  BOARD -- The Board of Directors of National Semiconductor Corporation.

    (d) CODE -- The Internal Revenue Code of 1986, as amended from time to time.

    (e) COMMITTEE -- The Stock Option and Compensation Committee of the Board, or such other committee of the Board that is designated by the Board to administer the Plan. The Committee shall be constituted to permit the Plan to comply with the requirements of Section 162(m) of the Code and any regulations issued thereunder and shall initially consist of not less than three members of the Board.

    (f) COMPANY -- National Semiconductor Corporation ("NSC") and any other corporation in which NSC controls, directly or indirectly, fifty percent (50%) or more of the combined voting power of all classes of voting securities.

    (g) EXECUTIVE OFFICER -- Any officer of the Company subject to the reporting requirements of Section 16 of the Securities and Exchange Act of 1934 ("Exchange Act").

3. ELIGIBILITY

    Only Executive Officers are eligible for participation in the Plan.

4. ADMINISTRATION

    The Plan shall be administered by the Committee which shall have full power and authority to construe, interpret and administer the Plan. Each decision of the Committee shall be final, conclusive and binding upon all persons. Prior to the beginning of each fiscal year, the committee shall: (i) determine which Executive Officers are in positions in which they are likely to make substantial long term contributions to the Company's success and therefore participate in the Plan for the fiscal year; and (ii) to which Award level each participant is assigned.

5. PERFORMANCE GOALS

    (a) The Committee shall establish performance goals applicable to a particular fiscal year prior to its start, provided, however, that such goals may be established after the start of the fiscal year but while the outcome of the performance goal is substantially uncertain if such a method of establishing performance goals is permitted under proposed or final regulations issued under Code Section 162 (m).

    (b) Each performance goal applicable to a fiscal year shall identify one or more business criteria that is to be monitored during the fiscal year. Such business criteria include any of the following:

Net income
Earnings per share
Debt reduction
Return on investment
Return on net assets
Operating ratio
Quality improvements
Market share

Profit before tax
Size of equity
Reduction in product returns
Strategic positioning programs
Compensation/review program improvements
Business/information systems improvements
Cash flow
Stockholder return
Revenue
Revenue growth
Manufacturing improvements and/or efficiencies
Return on equity
Cycle time reductions
Customer satisfaction improvements
Return on research and development investment
Customer request date performance
Human resource excellence programs
New product releases

    (c) The Committee shall determine the target level of performance that must be achieved with respect to each criteria that is identified in a performance goal in order for a performance goal to be treated as attained.

    (d) The Committee may base performance goals on one or more of the foregoing business criteria. In the event performance goals are based on more than one business criteria, the Committee may determine to make Awards upon attainment of the performance goal relating to any one or more of such criteria, provided the performance goals, when established, are stated as alternatives to one another.

6. AWARDS

    (a) The Committee shall make Awards only in the event the Committee certifies in writing prior to payment of the Award that the performance goal or goals under which the Award is to be paid has or have been attained.

    (b) The maximum Award payable under this Plan to any participant for any fiscal year shall be the lesser of $2 million (two million dollars) or 200% of the participant's annualized base renumeration at the end of the fiscal year.

    (c) The Committee in its sole and absolute discretion may reduce but not increase the amount of an Award otherwise payable to a participant upon attainment of the performance goal or goals established for a fiscal year.

    (d) A participant's performance must be satisfactory, regardless of Company performance, before he or she may be paid an incentive Award.

    (e) To the extent permitted under regulations issued under Code Section 162(m), in the event the performance goals for a fiscal year are attained, the Committee, in its discretion, may grant all or such portion of an incentive Award for the year as it deems advisable to a participant (or his or her beneficiary in the case of his death) who is employed or who is promoted to an Executive Officer position covered by this Plan during the year, or whose employment is terminated during the fiscal year, or who suffers a permanent disability.

7. PAYMENT OF AWARDS

    (a) Each participant shall be paid the Award solely in cash as soon as practicable following grant of the Award by the Committee.

    (b) Prior to the end of the fiscal year, each participant may elect to have the payment of all or a portion of his or her incentive Award, if any, for the year deferred until the earliest to occur of his or her retirement, death, disability, resignation, termination of employment or other date selected by the participant. The election shall be irrevocable and shall be made on a form prescribed by the Committee. The election shall apply only to that fiscal year. If a participant has not made an election, any incentive Award for that year shall be paid pursuant to Section 7(a).

    (c) The Company shall establish and maintain book entry accounts for each participant who has elected deferral. Interest shall accrue on the deferred incentive Award to the date of distribution, and shall be credited to the participant deferred accounts annually at the time Awards are paid until payment is actually made. Interest will be set at the rate for long term A-rated corporate bonds, as reported by the investment banking firm of Salomon Brothers Inc. of New York City (or such other investment banking firm as the Committee may specify during the first week of each calendar year). The interest rate will be reset at the beginning of each calendar year.

    (d) The deferred incentive Awards are an unfunded obligation of the Company.

    (e) At the time of termination of employment by reason of retirement or disability of a participant who has elected to defer an incentive Award, the participant may irrevocably elect to have the balance of his or her deferred Award plus accrued interest paid to him or her in periodic, annual installments over a period of ten (10) years. Payments shall commence or be made annually on a day that is within thirty (30) days of the anniversary date following the participant's retirement or disability.

    (f) The Committee, in its sole discretion, may accelerate the payment of the unpaid balance of a participant's deferred Award upon its determination that the participant has incurred a severe and unexpected financial hardship. The Committee in making its determination may consider such factors and require such information as it deems appropriate.

8. TAX WITHHOLDING

    The Company shall have the right to deduct applicable taxes from any Award payment.

9. AMENDMENT, MODIFICATION, SUSPENSION OR DISCONTINUANCE OF THIS PLAN

    The Committee may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. The Committee will seek stockholder approval of an amendment if determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange on which the Company's stock is listed or other applicable law or regulation. No amendment, suspension, termination or discontinuance may impair the right of a participant or his or her designated beneficiary to receive any Award accrued prior to the later of the date of adoption or the effective date of such amendment, suspension, termination or discontinuance.

10. TERMINATION OF EMPLOYMENT

    If the employment of a participant terminates, other than pursuant to paragraphs (a) and (b) of this Section 10, all unpaid Awards shall be cancelled immediately, unless the Award Agreement provides otherwise.

    (a) RETIREMENT -- When a participant's employment terminates as a result of retirement, the Committee may permit Awards to continue in effect beyond the date of retirement in accordance with the applicable Award Agreement and the vesting of any Award may be accelerated.

    (b)  DEATH OR DISABILITY OF A PARTICIPANT.

        (i) In the event of a participant's death, the participant's estate or beneficiaries shall have a period up to the expiration date specified in the Award Agreement within which to receive any outstanding Award held by the participant under such terms as may be specified in the applicable Award Agreement. Rights to any such outstanding Awards shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the participant; if none, then (b) to a legal representative of the participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Awards so passing shall be made at such times and in such manner as if the participant were living.

        (ii) In the event a participant is disabled, Awards and rights to any such Awards may be paid to the participant.

        (iii) After the death or disability of a participant, the Committee may in its sole discretion at any time (a) terminate restrictions in Award Agreements; (b) accelerate any or all installments and rights; and (c) instruct the Company to pay the total of any accelerated payments in a lump sum to the participant, the participant's estate, beneficiaries or representative.

        (iv)   In  the  event   of  uncertainty  as   to  interpretation  of  or
    controversies concerning this paragraph (b) of Section 10, the Committee's determinations shall be binding and conclusive.

11. CANCELLATION AND RESCISSION OF AWARDS

    Unless the Award Agreement specifies otherwise, the Committee may cancel any unpaid Awards at any time if the participant is not in compliance with all other applicable provisions of the Award Agreement and the Plan. Awards may also be cancelled if the Committee determines that the participant has at any time engaged in activity harmful to the interest of or in competition with the Company.

12. NONASSIGNABILITY

    No Award or any other benefit under the Plan shall be assignable or transferable by the participant during the participant's lifetime.

13. UNFUNDED PLAN

    The Plan shall be unfunded. Although bookkeeping accounts may be established with respect to participants, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, nor shall the Plan be construed as providing for such segregation, nor shall the Company nor the Board nor the Committee be deemed to be a trustee of any Award under the Plan. Any liability of the Company to any participant with respect to an Award under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

14. NO RIGHT TO CONTINUED EMPLOYMENT

    Nothing in this Plan shall confer upon any employee any right to continue in the employ of the Company or shall interfere with or restrict in any way the right of the Company to discharge an employee at any time for any reason whatsoever, with or without good cause.

15. EFFECTIVE DATE

    The Plan shall become effective on May 29, 1994. The Committee may terminate or suspend the Plan at any time. No awards may be made while the Plan is suspended or after it is terminated.

                                      PROXY

                       NATIONAL SEMICONDUCTOR CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             1994 ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 30, 1994

     The undersigned acknowledges receipt of (a) Notice of 1994 Annual Meeting of the Stockholders of the Company to be held on September 30, 1994,
(b) accompanying Proxy Statement, and (c) Annual Report of the Company for its fiscal year ended May 29, 1994. Peter J. Sprague, Gilbert F. Amelio, and John M. Clark III, or any of them, with power of substitution and revocation, are hereby appointed Proxies of the undersigned to vote all stock of National Semiconductor Corporation (the "Company") which the undersigned is entitled to vote at the 1994 Annual Meeting of Stockholders to be held in the Hall of Cities Room of the Santa Clara Marriott Hotel, 2700 Mission College Boulevard, Santa Clara, California on September 30, 1994 or any adjournment thereof, with all powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting or any adjournment thereof.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A FOR VOTE ON EACH ITEM AND SHARES WILL BE SO VOTED UNLESS OTHERWISE DIRECTED.

                  CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE

                                                                SEE REVERSE SIDE

/X/  Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

1.   ELECTION OF DIRECTORS NOMINEES:

     Peter J. Sprague, Gilbert F. Amelio, Gary P. Arnold, Robert Bashar, Modesto
     A. Maldique, J. Tracy O'Rourke, Charles E. Sporck, Donald E. Weeden.

     For / /        Withheld / /

     --------------------------------------------------------------------------
     Instruction: to withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.

2. To approve an amendment to Article FOURTH of the Company's Certificate of Incorporation to increase the authorized Common Stock of the Company from 200,000,000 shares to 300,000,000 shares.

     For / /        Against / /        Abstain / /

3. To approve an amendment to the Company's By-laws to provide for the classification of the Company's Board of Directors into three classes.

     For / /        Against / /        Abstain / /

4. To approve the adoption of the amended and restated Employees Stock Purchase Plan.

     For / /        Against / /        Abstain / /

5.   To approve the adoption of the Global Employees Stock Purchase Plan.

     For / /        Against / /        Abstain / /

6.   To approve the adoption of the amended and restated Stock Option Plan.

     For / /        Against / /        Abstain / /

7.   To approve the adoption of the Executive Officer Incentive Plan.

     For / /        Against / /        Abstain / /

In their discretion the Proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

Signature:_______________________________________________Date________________

Signature:_______________________________________________Date________________

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE.